UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A Information
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

VACCITECH PLC

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note
This Amendment No. 1 (this “Amended Proxy Statement”) amends and restates in its entirety the Definitive Proxy Statement on Schedule 14A of Vaccitech plc (the “Company”) that was originally filed with the Securities and Exchange Commission on May 2, 2022 (the “Original Proxy Statement”). The purpose of this Amendment No. 1 is to (a) update Proposals 3 and 4 in the Amended Proxy Statement as discussed below and (b) reflect the number of ordinary shares outstanding as of May 12, 2022. Except as specifically discussed herein, this Amended Proxy Statement does not otherwise modify or update any other disclosures presented in the Original Proxy Statement.
As disclosed by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2022, on May 10, 2022, the Audit Committee of the Company’s Board of Directors approved (a) the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and (b) the dismissal of BDO LLP (“BDO”). The Audit Committee’s appointment of PwC was effective upon the Company’s dismissal of BDO and is subject to completion of PwC’s client acceptance procedures and execution of an engagement letter. On May 12, 2022, the Company notified BDO that it was dismissed as the Company’s independent registered public accounting firm. The Company has updated Proposals 3 and 4 of the Amended Proxy Statement to refer to PwC, rather than BDO and to correct the summary of fees billed to the Company by its independent registered public accounting firm during the fiscal years ended December 31, 2021 and 2020.
You should read this Amended Proxy Statement in its entirety and in place of the Original Proxy Statement. The Company will print and distribute this Amended Proxy Statement for consideration in lieu of the Original Proxy Statement.

Vaccitech plc
The Schrödinger Building
Heatley Road
The Oxford Science Park
Oxford, OX4 4GE United Kingdom
Registered Company No. 13282620
May 13, 2022
Dear Shareholder:
2022 Annual General Meeting of Vaccitech plc (the “AGM”)
I am pleased to provide details of the AGM of Vaccitech plc (the “Company”) to be held as a physical meeting at 1:00 p.m. London Time (8:00 a.m. Eastern Time) on Wednesday, June 15, 2022 at Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY. The formal notice of AGM is set out in this document (the “Notice”), and it contains the resolutions to be proposed and voted on at the AGM (the “Resolutions”).
For the purposes of the AGM, a quorate meeting will be formed by one or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1∕3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the AGM. A “qualifying person” is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the meeting, or a person appointed as proxy of a member in relation to the meeting.
Holders of American Depositary Shares
In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register maintained by our depositary, The Bank of New York Mellon Corporation, by 5:00 p.m. Eastern Time on Friday, May 6, 2022 (the record date for ADS holders).
If you hold ADSs through a bank, broker or nominee on May 6, 2022, the AGM documentation, including the ADS voting instruction card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions.
Please note that ADS voting instruction cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation no later than 12:00 p.m. Eastern Time on June 9, 2022.
Contacts for ADS holders
If at any point you require guidance, please contact Georgy Egorov, Company Secretary, by telephone at +44 1865 818 808.
Recommendation
You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement. The Company’s Board of Directors consider that each Resolution is in the best interests of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, the Company’s Board of Directors unanimously recommend that you vote in favor of the Resolutions as each of the Company’s directors with personal holdings of equity interests in the Company intends to do in respect of their own beneficial holdings.

Thank you for your ongoing support of Vaccitech.
Yours sincerely,
/s/ Robin Wright Robin Wright Chairman, Vaccitech plc

Vaccitech plc
The Schrödinger Building
Heatley Road
The Oxford Science Park
Oxford, OX4 4GE United Kingdom
Registered Company No. 13282620
NOTICE OF 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 15, 2022
NOTICE is hereby given that the Annual General Meeting of Vaccitech plc, a public limited company incorporated under the laws of England and Wales (referred to herein as the “Company,” “we,” “us” and “our”), will be held on Wednesday, June 15, 2022, at 1:00 p.m. London Time (8:00 a.m. Eastern Time), at Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY, for transaction of the following business:
Ordinary resolutions
1.
To re-elect as a director Pierre A. Morgon, who retires by rotation in accordance with the Company’s Articles of Association.

2.
To re-elect as a director Joseph C. F. Scheeren, who retires by rotation in accordance with the Company’s Articles of Association.

3.
To appoint PricewaterhouseCoopers LLP as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.

4.
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

5.
To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2022.

6.
To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2021 and to note that the Company’s directors do not recommend the payment of any dividend for the fiscal year ended December 31, 2021.

7.
To approve the Company’s directors’ remuneration policy, which is set forth in Annex A to the Company’s proxy statement.

8.
To receive and approve on an advisory basis the Company’s U.K. statutory directors’ remuneration report for the fiscal year ended December 31, 2021, which is set forth in Annex A to the Company’s proxy statement.

Proposals 1 through 8 will be proposed as ordinary resolutions and under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
The result of the shareholder votes on the ordinary resolutions in proposals 3, 4, 6, 7 and 8 regarding the appointment of PricewaterhouseCoopers LLP as our U.K. statutory auditors, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, receipt of our U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2021, approval of the Company’s directors’ remuneration policy and approval of our U.K. statutory directors’ annual report on remuneration for the fiscal year ended December 31, 2021 will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 3, 4, 6, 7 and 8.
The results of any polls taken on the resolutions at the Annual General Meeting and any other information required by the U.K. Companies Act 2006 will be made available on our website (www.vaccitech.co.uk) as soon as reasonably practicable following the Annual General Meeting and for the required period thereafter.
BY ORDER OF THE BOARD /s/ Georgy Egorov Georgy Egorov Company Secretary May 13, 2022	Registered Office The Schrödinger Building Heatley Road The Oxford Science Park Oxford OX4 4GE, United Kingdom Registered in England and Wales No. 13282620
Notes for holders of Ordinary Shares
(a) Only those members registered in the register of members of the Company at 6:30 p.m. London Time (1:30 p.m. Eastern Time) on June 13, 2022 will be entitled to attend and vote at the Annual General Meeting (“AGM”) in respect of the number of ordinary shares registered in their name at the time. Changes to entries on the relevant register after that deadline will be disregarded in determining the rights of any person to attend and vote at the AGM. Should the AGM be adjourned to a time not more than 48 hours after the deadline, the same deadline will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purpose of determining the number of votes they may cast) at the adjourned AGM. Should the AGM be adjourned for a longer period, then to be so entitled, members must be entered on the Register at the time which is 48 hours before the time fixed for the adjourned AGM or, if the Company gives notice of the adjourned AGM, at the time specified in the notice.
(b) Any member may appoint a proxy to attend, speak and vote on his/her behalf. A member may appoint more than one proxy in relation to the AGM provided that each proxy is appointed to exercise the rights attached to a different share or shares of the member. A proxy need not be a member but must attend the meeting in person. Proxy forms should be lodged with the Company’s Registrar (Computershare) not later than 1:00 p.m. London Time (8:00 a.m. Eastern Time) on June 13, 2022. Completion and return of the appropriate proxy form does not prevent a member from attending and voting in person if he/she is entitled to do so and so wishes. The attached proxy statement explains proxy voting and the matters to be voted on in more detail. Please read the proxy statement carefully. For specific information regarding the voting of your ordinary shares, please refer to the proxy statement under the section entitled “Questions and Answers About Voting.”
(c) Any corporation which is a member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that they do not do so in relation to the same shares.
(d) In the case of joint holders, the vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.
(f) As of May 12, 2022 (being the last practicable date before circulation of this Notice), the Company’s issued ordinary share capital consisted of 37,200,321 ordinary shares, carrying one vote each.

(g) Under s527 of the U.K. Companies Act 2006, members meeting the threshold requirement set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with s437 of the U.K. Companies Act 2006. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with ss527 or 528 of the U.K. Companies Act 2006. Where the Company is required to place a statement on a website under s527 of the U.K. Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the AGM includes any statement that the Company has been required, under s527 of the U.K. Companies Act 2006, to publish on a website.
(h) Except as set out in the notes to this Notice, any communication with the Company in relation to the AGM, including in relation to proxies, should be sent to the Company’s Registrar, Computershare, The Pavilions, Bridgwater Road, Bristol BS13 8AE, United Kingdom. No other means of communication will be accepted. In particular, you may not use any electronic address provided either in this notice or in any related documents to communicate with the Company for any purpose other than those expressly stated.
(i) Copies of the service agreement for our executive director and of the letters of appointment for our non-executive directors will be available for inspection at the registered office of the Company during normal business hours on any week day (public holidays excepted) and at the place of the AGM for one hour before the meeting and at the meeting itself.
(j) Any member attending the meeting has the right to ask questions. The Company must cause to be answered any such question relating to the business being dealt with at the meeting but no such answer need be given if: (i) to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information; (ii) the answer has already been given on a website in the form of an answer to a question; or (iii) it is undesirable in the interests of the Company or the good order of the meeting that the question be answered.

Vaccitech plc
The Schrödinger Building
Heatley Road
The Oxford Science Park
Oxford, OX4 4GE United Kingdom
Registered Company No. 13282620
PROXY STATEMENT FOR THE 2022 ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 15, 2022
INFORMATION CONCERNING PROXY SOLICITATION AND VOTING
We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors (the “Board” or “Board of Directors”) of Vaccitech plc (referred to herein as the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at our annual general meeting of shareholders (referred to herein as the “Meeting” or the “AGM”) to be held on Wednesday, June 15, 2022, at 1:00 p.m. London Time (8:00 a.m. Eastern Time), at Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY.
•
This proxy statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

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The form of proxy is the means by which any ordinary shareholders authorize another person to vote their shares in accordance with their instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.
We are mailing the Notice of 2022 AGM, this proxy statement and the form of proxy to our ordinary shareholders for the first time on or about May 20, 2022. In this mailing, we are also including our U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2021 (“2021 U.K. Annual Report”) and our annual report on Form 10-K for the fiscal year ended December 31, 2021 (“Annual Report on Form 10-K”). In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials, the 2021 U.K. Annual Report and the Annual Report on Form 10-K so that our record holders can supply these materials to the beneficial owners of our ordinary shares.
While this document is being sent to our ordinary shareholders of record, this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 15, 2022
Our Notice of the 2022 AGM, this proxy statement, the Annual Report on Form 10-K, the 2021 U.K. Annual Report and our form of proxy will be available in the “Investors” section of our website at www.vaccitech.co.uk.

QUESTIONS AND ANSWERS ABOUT VOTING
Why am I receiving these materials?
We have sent you this proxy statement and the enclosed form of proxy because you are either (i) an ordinary shareholder of record or (ii) an ADS holder of record and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting.
Materials for ADS holders of record, including the voting instruction cards, will be mailed on or about May 20, 2022 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register by 5:00 p.m. Eastern Time on May 6, 2022 (the record date for ADS holders).
Who can vote at the Meeting?
Ordinary shareholders
Only ordinary shareholders of record registered in the register of members at 6:30 p.m. London Time (1:30 p.m. Eastern Time) on June 13, 2022 will be entitled to attend and vote at the Meeting.
As of May 12, 2022 (being the last practicable date before circulation of this proxy statement), the Company’s issued ordinary share capital consisted of 37,200,321 ordinary shares, carrying one vote each.
You are encouraged to appoint the Chair of the Meeting as your proxy. If you appoint any person other than the Chair of the Meeting as your proxy, that person may not be entitled to attend the Meeting.
If you sell or transfer your ordinary shares in the Company on or prior to June 13, 2022, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Georgy Egorov, Company Secretary, to request a new form of proxy for its use.
Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent
If, on May 6, 2022, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.
Holders of American Depositary Shares
You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register maintained by The Bank of New York Mellon Corporation (the depositary for the Company’s ADS program) as of 5:00 p.m. Eastern Time on Friday, May 6, 2022 (the record date for ADS holders).
If you hold ADSs through a brokerage firm, bank or nominee on May 6, 2022, the materials for ADS holders, including the ADS voting instructions card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.
Please note that ADS voting instructions cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation no later than 12:00 p.m. Eastern Time on Thursday, June 9, 2022.
The Bank of New York Mellon Corporation will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.
Contacts for ADS holders
If at any point you require guidance, please contact Georgy Egorov, Company Secretary, by telephone at +44 1865 818 808.

What are the requirements to elect the directors and approve each of the proposals?
You may cast your vote for or against proposals 1 through 8 or abstain from voting your shares on one or more of these proposals.
Proposals 1 through 8 will be proposed as ordinary resolutions. Under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
The result of the shareholder votes on the ordinary resolutions in proposals 3, 4, 6, 7 and 8 regarding the appointment of PricewaterhouseCoopers LLP as our U.K. statutory auditors, ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, receipt of our U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2021, approval of the Company’s directors’ remuneration policy and approval of our U.K. statutory directors’ annual report on remuneration for the fiscal year ended December 31, 2021 will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 3, 4, 6, 7 and 8.
What are the voting recommendations of our Board regarding the election of directors and other proposals?
The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.
Proposal	Description of Proposal	Board’s Recommendation
1	Re-election of Pierre A. Morgon to the Board of Directors	FOR
2	Re-election of Joseph C. F. Scheeren to the Board of Directors	FOR
3	Appointment of PricewaterhouseCoopers LLP as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders	FOR
4	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR
5	Authorization for the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2022	FOR
6	To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2021	FOR
7	Approval of the Company’s directors’ remuneration policy, which is set forth in Annex A	FOR
8	Approval of the Company’s U.K. statutory directors’ annual report on remuneration for the fiscal year ended December 31, 2021, which is set forth in Annex A	FOR
What constitutes a quorum?
Consistent with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant and in accordance with our Articles of Association, we require qualified persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1∕3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the Meeting.
ADS holders are the beneficial owners of the ordinary shares underlying their respective ADSs and therefore the Bank of New York Mellon Corporation (as the Company’s depositary) shall attend the Meeting

(either in person or by proxy) in order to vote the underlying ordinary shares on behalf of the ADS holders in accordance with the ADS voting instructions cards received from ADS holders.
If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement.
If there is no quorum, the Meeting will stand adjourned to such time, date and place as may be fixed by the Chair of the Meeting (being not less than 10 clear days after the date of the original meeting). We require a quorum of at least 33 1∕3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted if the Meeting is reconvened, consistent with the Nasdaq rules applicable to us as a U.S. domestic registrant and our Articles of Association. If such quorum is not present at the adjourned meeting within 15 minutes (or such longer interval as the Chair of the Meeting in their absolute discretion thinks fit) from the time appointed for holding the meeting, or if a quorum ceases to be present during a meeting, the meeting shall be dissolved if convened on the requisition of members and in all other cases shall stand adjourned to another time, date and place as may be fixed by the Chair of the Meeting (being not less than 10 clear days after the date of the original meeting).
How do I vote my ADSs?
If you hold ADSs through a brokerage firm, bank or nominee on May 6, 2022, the materials for ADS holders, including the ADS voting instructions card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.
Please note that ADS voting instructions cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation (as depositary for the Company’s ADS program) no later than 12:00 p.m. Eastern Time on Thursday, June 9, 2022.
The Bank of New York Mellon Corporation will collate all votes properly submitted by ADS holders and, provided they are received in time and in compliance with the ADS voting instructions, vote the ordinary shares underlying the ADSs as instructed by you in accordance with your ADS voting instructions card.
Contacts for ADS holders
If at any point you require guidance, please contact Georgy Egorov, Company Secretary, by telephone at +44 1865 818 808.
How do I vote my shares?
If you are an ordinary “shareholder of record”, you may appoint a proxy to vote on your behalf by completing and signing the form of proxy and returning it in the envelope provided. All proxies must be lodged with our registrar (Computershare) by no later than 1:00 p.m. London Time (8:00 a.m. Eastern Time) on June 13, 2022.
You are encouraged to appoint the Chair of the Meeting as your proxy. If you appoint any person other than the Chair of the Meeting as your proxy, that person may not be entitled to attend the Meeting. If you properly give instructions as to your proxy appointment by executing and returning a form of proxy and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.
If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.
How will my ADSs or my shares be voted if I do not specify how they should be voted?
For ADS holders, if you have not returned your ADS voting instructions card in compliance with the ADS voting instructions, or if you have failed to indicate how you would like your ADSs to be voted, the

Bank of New York Mellon Corporation shall not vote or attempt to exercise the right to vote attaching to your deposited ordinary shares. The Bank of New York Mellon Corporation may only vote or attempt to exercise the right to vote attaching to your deposited shares in accordance with the ADS voting instructions card submitted by you.
For ordinary shareholders of record, if you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting.
Can I change my vote or revoke a proxy?
A registered holder of ordinary shares can revoke his or her proxy before the time of voting at the Meeting in several ways by:
(1)
mailing a revised form of proxy dated later than the prior form of proxy; or

(2)
notifying Georgy Egorov, Company Secretary, in writing that you are revoking your proxy. Your revocation must be received at our registered office before the Meeting to be effective.

A shareholder would also be able to revoke his or her proxy by voting in person at the Meeting.
If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting.
Who counts the votes?
Computershare has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Computershare for tabulation (see instructions on the form of proxy). If you hold your ordinary shares through a broker, your broker will return the form of proxy to Computershare.
If you are a holder of record of ADSs, you can return your executed ADS voting instruction card to The Bank of New York Mellon Corporation for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the voting instruction card to The Bank of New York Mellon Corporation following your instruction. The Bank of New York Mellon Corporation will submit your votes to Computershare for tabulation.
How are votes counted?
Votes will be counted by Computershare, who will separately count “for” and “against” votes, and “votes withheld” or abstentions. A “vote withheld” or abstention will not be counted in the calculation of the votes “for” and “against” a resolution.
How many votes do I have?
On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or, in the case of a corporation, by a duly authorized representative has one vote for each share held by the shareholder.
The holders of ADSs are entitled to one vote per ADS on all matters that are subject to shareholder vote. If you are an ADS holder and have submitted your ADS voting instructions card in time and in compliance with the ADS voting instructions, The Bank of New York Mellon Corporation will attend the Meeting (either in person or by appointing a proxy) and vote the ordinary shares underlying your ADSs as directed by you in accordance with your ADS voting instructions card.

How do you solicit proxies?
At our discretion, we may engage a proxy solicitation firm to assist us with the solicitation process, for which we will bear the costs of any such engagement. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse The Bank of New York Mellon Corporation for their expenses in sending materials, including ADS voting instruction cards, to ADS holders of record.
What do I do if I receive more than one notice or form of proxy?
If you hold your ordinary shares or your ADSs in more than one account, you will receive a form of proxy or an ADS voting instruction card (as applicable) for each account. To ensure that all of your shares or ADSs are voted, please sign, date and return all proxy forms or ADS voting instruction cards (as applicable). Please be sure to vote all of your shares or ADSs.
What is Computershare’s role?
Computershare is our registrar and has been engaged to tabulate shareholder votes in connection with the Meeting. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Computershare by telephone or by writing to Computershare, The Pavilions, Bridgwater Road, Bristol BS13 8AE, United Kingdom.
How can I find out the results of the voting at the Meeting?
Voting results will be announced by the filing of a current report on Form 8-K with the Securities and Exchange Commission (the “SEC”) within four business days after the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.
Directions to Meeting
Directions to our Meeting, which is to be held at Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY, are available at: www.vaccitech.co.uk.

ELECTION OF DIRECTORS
Our Board of Directors currently consists of seven members. In accordance with the terms of our Articles of Association, our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•
the Class I directors are Pierre A. Morgon and Joseph C. F. Scheeren and their terms will expire at the annual general meeting to be held in 2022;

•
the Class II directors are Karen T. Dawes and Anne M. Phillips, and their terms will expire at the annual general meeting to be held in 2023; and

•
the Class III directors are William Enright, Alex Hammacher and Robin Wright, and their terms will expire at the annual general meeting to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual general meeting in the year in which their term expires.
Our Board of Directors has nominated Pierre A. Morgon and Joseph C. F. Scheeren for election as the Class I directors at the Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.
In connection with proposals 1 and 2, we set forth the biographical information for the nominees to our Board of Directors. For biographical information for the other directors see Board of Directors and Corporate Governance.

PROPOSAL 1 — RE-ELECTION OF PIERRE A. MORGON TO THE BOARD OF DIRECTORS
Pierre A. Morgon is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the 2025 annual general meeting of shareholders where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Dr. Morgon has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.
Pierre A. Morgon has been a member of our board of directors since January 2018. Dr. Morgon is Chief Executive Officer of MRGN Advisors, an investment strategy advisor, a position he has held since January 2015. Dr. Morgon is also Regional Partner for Switzerland at Mérieux Equity Partners, an investment firm, a position he has held since October 2014. Dr. Morgon is also chair of the board of directors of Health Technologies Holding (HTH) Srl, a position he has held since June 2020, chair of the board of directors of MYCB1, a position he has held since July 2020, chair of the board of directors of Eurocine Vaccines, a position he has held since May 2019, chair of the board of directors of Theradiag, a position he has held since 2017, chair of the board of directors of Kupando GmbH, a position he has held since December 2021, and a member of the board of directors of UNIVERCELLS, a position he has held since July 2018, and a member of the board of Amoéba SA, a position held since June 2021. Dr. Morgon also served as a member of the board of directors of CanSino Biologics during 2019, a member of the board of directors of Alma Biotherapeutics from 2017 to 2018 and chair of the board of directors of Virometix AG from January 2017 to November 2019. Dr Morgon earned his PharmD and Diploma of Advanced Studies in Law degrees at the University of Lyon. He also earned his MBA at the ESSEC Business School. We believe Dr. Morgon is qualified to serve on our board of directors due to his extensive experience as a director of life sciences companies.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RE-ELECTION OF PIERRE A. MORGON TO THE BOARD OF DIRECTORS

PROPOSAL 2 — RE-ELECTION OF JOSEPH C. F. SCHEEREN TO THE BOARD OF DIRECTORS
Joseph C. F. Scheeren is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the 2025 annual general meeting of shareholders where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Dr. Scheeren has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.
Joseph C. F. Scheeren has been a member of our board of directors since March 2021. Dr. Scheeren is the Founder and President of Scheeren HealthCare LLC, a consulting company specialized in pharmaceutical development and regulatory affairs, a position he has held since August 2021. Previously, Dr. Scheeren served as President and Chief Executive Officer of Critical Path Institute, or C-Path, a non-profit organization, from April 2019 to March 2021. Prior to joining C-Path, Dr. Scheeren served in various senior roles at Bayer AG, a global pharmaceutical company, for 15 years, including serving as Senior Vice President, Senior Advisor to Research and Development from January 2018 to December 2018 and Senior Vice President, Head of Global Regulatory Affairs, Pharmaceuticals and Consumer Health from January 2015 to December 2017. He previously also held numerous executive positions at Aventis Pharmaceuticals, Roussel UCLAF, Ares Serono and Les Laboratoires Servier. Dr. Scheeren currently serves as a director on several boards of non-profit organizations, is an adjunct Professor of Regulatory Science at Peking University, Beijing, and is a lecturer at Yale University. Dr Scheeren earned his PharmD, MSc and BS degrees at the University of Leiden, Leiden, the Netherlands, School of Pharmacy. We believe Dr. Scheeren is qualified to serve on our board of directors because of his global expertise in research and development and regulatory affairs in the pharmaceutical industry.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RE-ELECTION OF JOSEPH C. F. SCHEEREN TO THE BOARD OF DIRECTORS

PROPOSAL 3 — APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS U.K. STATUTORY AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS
At each meeting at which the accounts are laid before shareholders, the Company is required to appoint U.K. statutory auditors to serve until the next such meeting. Proposal 3 seeks your approval of the appointment of PricewaterhouseCoopers LLP, to serve as our U.K. statutory auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by a proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy. If the appointment of PricewaterhouseCoopers LLP is approved, the Audit Committee, at its discretion, may nonetheless direct the appointment of a different U.K. statutory auditor at any time it decides that such a change would be in the best interest of the Company and its shareholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS U.K. STATUTORY AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROPOSAL 4 — RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
Proposal 4 seeks your ratification of the appointment of PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Change in Independent Registered Public Accounting Firm
As disclosed by the Company in a Current Report on Form 8-K filed with the SEC on May 13, 2022, on May 10, 2022, the Audit Committee of the Company’s Board of Directors completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Audit Committee approved (a) the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and (b) the dismissal of BDO LLP (“BDO”). The Audit Committee’s appointment of PwC was effective upon the Company’s dismissal of BDO and is subject to completion of PwC’s client acceptance procedures and execution of an engagement letter. On May 12, 2022, the Company notified BDO that it was dismissed as the Company’s independent registered public accounting firm.
BDO’s audit report on the Company’s financial statements for the fiscal years ended December 31, 2020 and 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim period through May 12, 2022, the date of BDO’s dismissal, there were no disagreements, as defined in Item 304(a)(1)(v) of Regulation S-K, with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO would have caused it to make reference to the subject matter thereof in connection with its reports. Except for the material weaknesses that were identified by the Company and BDO during the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and 2021, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company’s fiscal years ended December 31, 2020 and 2021 or the subsequent interim period through the date of BDO’s dismissal. The material weaknesses identified by the Company and BDO related to: (i) the Company’s lack of a sufficient number of personnel with an appropriate level of knowledge and experience in the application of U.S. generally accepted accounting principles (“U.S. GAAP”) commensurate with its financial reporting requirements; (ii) the Company’s IT general control environment not having been sufficiently designed to include appropriate user access rights and (iii) policies and procedures with respect to the review, supervision and monitoring of the Company’s accounting and reporting functions were either not designed and in place or not operating effectively. The Company concluded that the material weakness related to the application of U.S. GAAP as described above had been remediated as of December 31, 2021.
The Company provided BDO with a copy of the disclosures required under Item 4.01 of the Current Report on Form 8-K, which are reproduced in this Proxy Statement and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. The Company has requested that BDO provide the letter as promptly as possible so that the Company can file the letter with the Securities and Exchange Commission.
During the Company’s fiscal years through December 31, 2020 and 2021 and the subsequent interim period through May 12, 2022, the date PwC’s appointment became effective, neither the Company nor anyone acting on its behalf consulted PwC regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
Background to Proposal 3
The Audit Committee is solely responsible for selecting the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Audit Committee has selected PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and has further directed that we submit the selection of PwC for ratification by our shareholders at the Meeting. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy. If the appointment of PwC is ratified, the Audit Committee, at its discretion, may nonetheless direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its shareholders.
PwC has indicated its willingness to act as the Company’s auditors. A representative of PwC is not expected to be present at the Meeting.
Fees for Independent Registered Public Accounting Firm — BDO LLP
The table below sets forth a summary of the fees billed to the Company by BDO for professional services rendered during the fiscal years ended December 31, 2021 and 2020. All such services and fees were pre-approved by the Audit Committee, which concluded that the provision of such services was compatible with the maintenance of each firm’s independence in the conduct of its auditing functions.
Fees	December 31, 2021 ($000)	December 31, 2020 ($000)
Audit fees(1)	545	380
Audit-related fees(2)	303	—
Tax fees(3)	60	26
All other fees(4)	—	—
Total	908	406

(1)
“Audit fees” consist of fees billed for the audit of our annual consolidated financial statements, statutory audits, review of interim condensed consolidated financial statements included in quarterly reports, assistance with review of documents filed with the SEC provided by BDO in connection with statutory and regulatory filings or engagements, attest services.

(2)
“Audit-related fees” consist of fees provided by BDO in connection with registration statements filed with the SEC.

(3)
“Tax fees” consist of tax advisory fees paid to BDO for consulting services in preparation for our initial public offering.

(4)
“All other fees” consist of non-audit fees paid to BDO for access to its proprietary accounting research database and financial statement disclosure checklist.

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage our independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

PROPOSAL 5 — AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
Proposal 5 authorizes the Audit Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2022. Fees for BDO LLP, our statutory auditor for the fiscal years ended December 31, 2021 and 2020, are set forth in Proposal 4 above.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE OUR AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

PROPOSAL 6 — RESOLUTION TO RECEIVE THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS
At the Meeting, our Board of Directors will present our U.K. statutory annual accounts and reports for the period January 1, 2021 through December 31, 2021, which includes the audited portion of the directors’ annual report on remuneration. We will provide our shareholders with an opportunity to receive the U.K. statutory annual accounts and reports and to raise questions in relation to them.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RESOLUTION TO RECEIVE THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS

PROPOSAL 7 — APPROVAL OF OUR DIRECTORS’ REMUNERATION POLICY
Our U.K. statutory directors’ remuneration policy is set forth as Part II of Annex A to this proxy statement. Our directors’ remuneration policy is used to determine the remuneration for our directors, including our Chief Executive Officer (our sole executive director), and our senior executive officers. The policy has as its key objective the engagement and retention of high-quality directors and senior executive officers.
As set forth in Part II of Annex A, we submit our proposed remuneration policy, which our Board of Directors has determined is competitive and consistent with current market practice.
Our Board of Directors has approved the directors’ remuneration policy and believes it is effective to achieve its objectives. The directors’ remuneration policy, if approved, will take effect immediately upon conclusion of the Meeting. Further information about the policy is available at “Director Compensation” and the policy is set forth as Part II of Annex A to this proxy statement.
THE BOARD RECOMMENDS YOU VOTE
FOR APPROVAL OF OUR DIRECTORS’ REMUNERATION POLICY, WHICH IS SET FORTH AS PART II OF ANNEX A

PROPOSAL 8 — APPROVAL ON AN ADVISORY BASIS OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION
Our U.K. statutory directors’ remuneration report is set forth as Annex A (excluding Part II of Annex A) to this proxy statement. The directors’ remuneration report includes the annual report on remuneration. This document describes in detail our remuneration policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the retention of high-quality directors. Our Board of Directors and the Compensation Committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our Board of Directors has approved and signed the report in accordance with English law.
At the Meeting, the shareholders will vote on the annual report on remuneration. This vote is advisory and non-binding. Although non-binding, our Board of Directors and Compensation Committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the Meeting, and as required under English law, the directors’ annual report on remuneration will be delivered to the U.K. Registrar of Companies.
THE BOARD RECOMMENDS YOU VOTE
FOR APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION SET FORTH IN ANNEX A (EXCLUDING PART II OF ANNEX A)

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
BOARD OF DIRECTORS
Directors
Below is a list of our directors and their positions and ages as of the date of this proxy statement.
Name	Age	Position
William Enright	59	Chief Executive Officer and Director
Robin Wright	58	Chairman of the Board of Directors
Alex Hammacher	41	Non-Executive Director
Pierre A. Morgon, PharmD	59	Non-Executive Director
Anne M. Phillips, MD	68	Non-Executive Director
Karen T. Dawes	70	Non-Executive Director
Joseph C.F. Scheeren	66	Non-Executive Director
During the year ended December 31, 2021, there were 6 full meetings of our Board of Directors. All of our directors attended a minimum of 8 meetings of the Board of Directors and meetings of the committees of which he or she was a member during 2021.
Director Nominees
The biographical information for Pierre A. Morgon and Joseph C.F. Scheeren, the nominees to our Board of Directors, are provided in “Proposal 1 — Re-Election of Pierre A. Morgon to the Board of Directors” and “Proposal 2 — Re-Election of Joseph C.F. Scheeren to the Board of Directors,” respectively.
Continuing Directors
Below is biographical information for those directors who are not standing for re-election at this Meeting and who will remain seated following the Meeting.
William Enright has been our Chief Executive Officer and a member of our board of directors since August 2019. From June 2008 to November 2018, Mr. Enright served as the Chief Executive, President and Director of Altimmune, Inc., a biopharmaceutical company. Prior to joining Altimmune, Inc., Mr. Enright held various positions at GenVec, Inc., leaving as Head of Business Development. Mr. Enright holds a MA and BS in Biology from SUNY at Buffalo and a MS in Business Management from Johns Hopkins University. We believe that Mr. Enright is qualified to serve on our board of directors because of his considerable management experience in the biopharmaceutical industry.
Robin Wright has served as our chairman since October 2018 and a member of our board of directors since August 2018. From September 2020 to October 2020, Mr. Wright was our interim Chief Financial Officer. From September 2015 to May 2020, Mr. Wright was the Chief Financial Officer of Pharming Group N.V., a biopharmaceutical company. Mr. Wright received a BA from Oxford and is a Fellow of the Institute of Chartered Accountants in England and Wales. We believe Mr. Wright is qualified to serve on our board of directors because of his extensive management experience and financial expertise in the life sciences industry.
Alex Hammacher has been a member of our board of directors since January 2020. Dr. Hammacher is Head of Strategic Operations & Corporate Finance at Oxford Sciences Enterprises, a venture capital firm partnered with Oxford University, a position he has held since October 2019. Prior to joining Oxford Sciences Enterprises, Dr. Hammacher held positions of increasing seniority at Lazard, an investment banking firm, from October 2015 to October 2019, most recently as Director of Healthcare Investment Banking, and UBS, an investment banking firm, from July 2007 to September 2015. Dr. Hammacher received a BA and BM BCh from Oxford University. We believe Dr. Hammacher is qualified to serve on our board of directors because of his extensive investment experience in the life sciences industry.

Dr. Anne M. Phillips has been a member of our board of directors since February 2021. Dr. Phillips is Senior Vice President of Clinical, Medical & Regulatory Affairs at Novo Nordisk, a position she has held since 2013. Prior to joining Novo Nordisk, Dr. Phillips held positions of increasing seniority at GlaxoSmithKline from 1998 to 2010, most recently as Vice President, Medicine Development Leader. Dr. Phillips also serves on the board of directors of Trevena Corporation, a biopharmaceutical company, a position she has held since 2014. Dr. Phillips also served as a member of the board of directors of AMAG Pharmaceuticals, Inc., a pharmaceutical company, from 2019 to 2020, and Biotechnology Innovation Organization, a biotechnology trade organization, from 2017 to 2018. Dr. Phillips received a BSc in Zoology from the University of Western Ontario and an MD from the University of Toronto. We believe Dr. Phillips is qualified to serve on our board of directors because of her extensive expertise in the life sciences industry.
Karen T. Dawes has been a member of our board of directors since March 2021. Ms. Dawes is the President of Knowledgeable Decisions, LLC, a position she has held since 2003. Ms. Dawes served from 1999 to 2003 as Senior Vice President and U.S. Business Group Head for Bayer Corporation’s U.S. Pharmaceuticals Group. Prior to joining Bayer, she was Senior Vice President, Global Strategic Marketing, at Wyeth LLC, a pharmaceutical company (formerly known as American Home Products). Ms. Dawes also served as Vice President, Chief Commercial Officer, for Genetics Institute, Inc. Ms. Dawes began her pharmaceuticals industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of marketing positions, serving most recently as Vice President, Marketing of the Pratt Division. Ms. Dawes also serves on the boards of directors of two publicly traded companies, Repligen Corporation, and Medicenna Therapeutics Corporation, one privately-held company, PaxMedica Therapeutics, and one not-for-profit organization, Medicines 360. Ms. Dawes received a BA and an MA from Simmons College in English Literature and an MBA from Harvard University Graduate School of Business. We believe Ms. Dawes is qualified to serve on our board of directors because of her extensive experience with biopharmaceutical companies as well as her considerable background in the development and commercialization of pharmaceutical products.
Board Diversity
We believe that it is important that the Board reflects the diversity of employees, and the communities that we serve. As required by rules of Nasdaq that were approved by the SEC in August 2021, we are providing information about the gender and demographic diversity of our directors in the format required by Nasdaq rules.
The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who indicated that they preferred not to answer a question are shown as “did not disclose gender” or “did not disclose demographic background” below.

Board Diversity Matrix as of May 2, 2022
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Part III: Supplemental Self-Identification
Military Veteran		1
Person with Disability/Disabilities		1
CORPORATE GOVERNANCE
Structure of our Board of Directors
The leadership structure of our Board of Directors separates the positions of Chief Executive Officer and Chairman of the Board in order to ensure independent leadership of the Board. Our Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities, with our Chief Executive Officer focused on leading the Company while the Chairman can focus on leading the Board in overseeing management, and for a sharing of ideas between individuals having different perspectives.
Independence of our Board of Directors
Our Board of Directors has determined that, of our seven directors, no director, other than William Enright and Alex Hammacher, has a relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director and that each of these directors is “independent” as that term is defined under Nasdaq rules.
Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
Board Oversight of Risk Management
Our management is primarily responsible for assessing and managing risk, while our Board of Directors is responsible for overseeing management’s execution of its responsibilities. Our Board of Directors is supported by its committees in fulfillment of this responsibility. For example, our Audit Committee focuses on our overall financial risk by evaluating our internal controls and disclosure policies as well as ensuring the integrity of our financial statements and periodic reports. The Audit Committee also oversees the Company’s information security and technology risks, including the Company’s information security and related risk management programs. Our Compensation Committee strives to create incentives that encourage an appropriate level of risk-taking consistent with our business strategy. Our Nominating and Corporate Governance Committee ensures that our governance policies and procedures are appropriate in light of the risks we face.

Family Relationships and Adverse Proceedings
There are no family relationships among any of our directors or executive officers. Neither we nor any of our subsidiaries are party to any material proceedings to which any of our directors, officers, affiliates, 5% or more shareholders, or any of their respective associates are a party. We do not believe that any of our directors, officers, affiliates, 5% or more shareholders, or any of their respective associates are adverse to us or any of our subsidiaries or have a material interest that is adverse to us or any of our subsidiaries.
Environmental, Social and Governance
As we continue to grow, we intend to improve our overall environmental, social, and governance (“ESG”) efforts. In 2022, we plan to perform an assessment of our ESG impacts and initiatives. Following this assessment, we intend to create specific company-wide and Board goals and objectives to ensure we are addressing any deficiencies or gaps identified in the assessment.
COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charters for each of these committees can be found on our website at www.vaccitech.co.uk, under the “Corporate Governance” subsection of the “Investors” section. Each such committee reviews its respective charter at least annually.
Name	Audit	Compensation	Nominating and Corporate Governance
William Enright
Robin Wright	X	X
Alex Hammacher
Pierre A. Morgon, PharmD	X		X
Anne M. Phillips, MD		X
Karen T. Dawes	X		X
Joseph C.F. Scheeren		X	X
Audit Committee
Our Audit Committee is currently composed of Karen T. Dawes, Pierre A. Morgon and Robin Wright, and is chaired by Mr. Wright. Our Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Nasdaq rules. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our Board of Directors has determined that Mr. Wright is an “audit committee financial expert” within the meaning of SEC regulations and the applicable Nasdaq rules. The Audit Committee held 3 meetings during 2021. The Audit Committee’s responsibilities include:
•
recommending the appointment of the independent auditor to the general meeting of shareholders;

•
the appointment, compensation, retention and oversight of any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit services;

•
pre-approving the audit services and non-audit services to be provided by our independent auditor before the auditor is engaged to render such services;

•
evaluating the independent auditor’s qualifications, performance and independence, and presenting its conclusions to the full board of directors on at least an annual basis;

•
reviewing the adequacy of our internal controls with management and any remediation plan associated with any significant control deficiencies or material weaknesses;

•
reviewing and discussing with management and our independent registered public accounting firm our financial statements and our financial reporting process; and

•
reviewing, approving or ratifying any related party transactions.

Compensation Committee
Our Compensation Committee is currently composed of Anne M. Phillips, Robin Wright and Joseph C. F. Scheeren, and is chaired by Dr. Phillips. Our Board of Directors has determined that each member of the Compensation Committee is “independent” as defined in the applicable Nasdaq rules. Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee held 3 meetings during 2021. The Compensation Committee’s responsibilities include:
•
annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation determine and approve the Chief Executive Officer’s compensation;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
reviewing and recommending to the board of directors our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the board of directors the compensation of our directors;

•
preparing our compensation committee report if and when required by SEC rules;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Our Board of Directors has delegated to the Compensation Committee the authority to determine the compensation for all of our executive officers. Non-executive director compensation is recommended by our Compensation Committee to the Board of Directors for approval. Our Chief Executive Officer may participate in general discussions with our Compensation Committee and Board of Directors about these compensation matters but he does not participate in discussions during which his individual compensation is being considered and approved.
In 2021, the Compensation Committee retained the services of Radford, which is part of the Rewards Solutions practice at Aon plc, an independent compensation consultant, to assist the Compensation Committee with respect to compensation actions in 2021 with the goal of ensuring that our compensation arrangements for our Chief Executive Officer, our other senior executive officers and our non-executive directors were competitive. Radford provided data from comparable publicly traded biotechnology companies and otherwise assisted the Compensation Committee in its design of competitive compensation for our Chief Executive Officer, senior executives and non-executive directors. The Compensation Committee expects to continue to use compensation consultants to assist the Compensation Committee in determining competitive levels of executive and non-executive compensation and specific design elements of our executive compensation program and non-executive directors’ compensation program. The Compensation Committee continued to retain Radford through 2021 and 2022 in order to ensure that our compensation arrangements are competitive for 2022. After review and consultation with Radford, the Compensation Committee determined that Radford is independent and that there is no conflict of interest resulting from retaining Radford in 2021 or in 2022. In reaching these conclusions, our Compensation Committee considered the factors set forth in the SEC rules and the applicable Nasdaq rules.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Pierre A. Morgon, Karen T. Dawes and Joseph C. F. Scheeren, which is chaired by Mr. Morgon. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable Nasdaq rules. The Nominating and Corporate Governance Committee held 2 meetings during 2021. The Nominating and Corporate Governance Committee’s responsibilities include:
•
determining selection criteria and appointment procedures for directors;

•
recommending nominees for election to our board of directors and appointment to its committees;

•
assessing the functioning of our board of directors and executive officers and reporting the results of such assessment to the board of directors; and

•
developing corporate governance guidelines and any other governance policies.

The Nominating and Corporate Governance Committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the Nominating and Corporate Governance Committee will review candidates recommended by shareholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any shareholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading Additional Information — Shareholder Proposals for 2023 Annual General Meeting.
Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our shareholders each year in the class of directors whose term expires at the relevant annual general meeting. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.
Director Nomination Process
The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, including through the use of search firms or other advisors, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our Board.
Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our shareholders each year in the class of directors whose term expires at the relevant annual general meeting.
The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee-recommended nominee for a position on our Board of Directors are as follows:
•
the nominee shall have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•
the nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition.

•
the nominee shall be well regarded in the community and shall have a long-term reputation for the high ethical and moral standards.

•
the nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards of directors on which such nominee may serve.

•
to the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our shareholders through consideration of a number of facts and circumstances, including among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors.
Shareholder Recommendations and Nominees
Our Nominating and Corporate Governance Committee considers both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with our Articles of Association and applicable laws, including the rules and regulations of the SEC. Shareholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to our Company Secretary at the address below, or the Company’s registered office from time to time, and providing evidence of the shareholder’s ownership of our ordinary shares and/or ADSs, the nominee’s name, home and business address, as well as the nominee’s detailed biographical data and qualifications for board membership, and information regarding any arrangements or understandings between the shareholder and the recommended candidate.
Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee. Shareholders who desire to nominate persons directly for election to the Board at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under Additional Information — Shareholder Proposals for 2023 Annual General Meeting. Any vacancies on the Board of Directors occurring between our annual general meetings of shareholders may be filled by persons selected by a majority of the directors then in office, in which case any director so elected will serve until the next annual general meeting of shareholders when such director will offer himself/herself for re-election, or by persons elected by an ordinary resolution of the shareholders of the Company.
You may write to the Nominating and Corporate Governance Committee at:
c/o Georgy Egorov
Company Secretary
Vaccitech plc
The Schrödinger Building
Heatley Rd, The Oxford Science Park
Oxford OX4 4GE
United Kingdom
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers, employees and certain designated agents. The Code of Business Conduct and Ethics is available on our website at www.vaccitech.co.uk, under the “Corporate Governance” subsection of the “Investors” section. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.

Shareholder Communication with the Board of Directors
Any interested party with concerns about our Company may report such concerns to the Board of Directors or the Chair of our Board of Directors. Communications may be addressed to the entire Board of Directors or to any individual director. All such communications will initially be received and processed by our Company Secretary. Spam, junk mail, advertisements and threatening, hostile, illegal and similar unsuitable communications will not be delivered to the Board of Directors. Shareholders can contact members of the Board of Directors by writing care of our Company Secretary at the Company’s registered office address.
A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have established a toll-free telephone number for the reporting of such activity, which is +1 877-763-1749 and a compliance hotline, which is https://www.whistleblowerservices.com/vaccitech.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and related footnotes set forth information with respect to the beneficial ownership of our ordinary shares, as of April 15, 2022, by:
•
each beneficial owner of 5% or more of our outstanding ordinary shares;

•
each of our named executive officers and directors; and

•
all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 15, 2022 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 37,195,685 ordinary shares outstanding as of April 15, 2022.
Except as otherwise indicated, all of the shares reflected in the table are ordinary shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, addresses of the directors, executive officers and named beneficial owners are in care of Vaccitech plc, The Schrödinger Building, Heatley Road, The Oxford Science Park, Oxford OX4 4GE, United Kingdom.
	Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
5% or Greater Shareholders:
Oxford Science Enterprises plc(1)	8,797,770	24%
M&G Alternatives Investment Management Limited(2)	4,108,752	11%
Named Executive Officers and Directors:
William Enright(3)	1,317,087	4%
Georgy Egorov(4)	188,971	*
Meg Marshall(5)	104,990	*
Robin Wright(6)	66,343	*
Alex Hammacher(7)	14,443	*
Pierre A. Morgon(8)	42,343	*
Anne M. Philips(9)	14,443	*
Karen T. Dawes(10)	13,143	*
Joseph C. F. Scheeren(11)	24,443	*
All Executive Officers and Directors as a Group (12 persons)	2,662,973	7%

*
Represents beneficial ownership of less than one percent.

(1)
Based solely on a Schedule 13G filed with the SEC on February 11, 2022 by Oxford Science Enterprises plc. The business address for Oxford Science Enterprises plc is 46 Woodstock Road, Oxford, OX2 6HT, United Kingdom.

(2)
Based solely on a Schedule 13G/A filed with the SEC on January 19, 2022 by M&G Alternatives Investment Management Limited (“MAGAIM”). The ordinary shares in the form of ADSs are legally owned by Prudential Credit Opportunities SCSp (“Prudential”). Prudential is advised by MAGAIM. The business address for MAGAIM is 10 Fenchurch Avenue, London, EC3M 5AG, UK.

(3)
Consists of (a) 1,258,377 ordinary shares held by Mr. Enright and (b) 58,710 ordinary shares underlying options exercisable within 60 days of April 15, 2022.

(4)
Consists of 188,971 ordinary shares underlying options exercisable within 60 days of April 15, 2022.

(5)
Consists of 104,990 ordinary shares underlying options exercisable within 60 days of April 15, 2022.

(6)
Consists of (a) 34,506 ordinary shares held by Mr. Wright and (b) 31,837 ordinary shares underlying options exercisable within 60 days of April 15, 2022.

(7)
Consists of (a) 3,000 ordinary shares held by Dr. Hammacher and (b) 11,443 ordinary shares underlying options exercisable within 60 days of April 15, 2022.

(8)
Consists of (a) 10,506 ordinary shares held by Dr. Morgon and (b) 31,837 ordinary shares underlying options exercisable within 60 days of April 15, 2022.

(9)
Consists of (a) 3,000 ordinary shares held Dr. Philips and (b) 11,443 ordinary shares underlying options exercisable within 60 days of April 15, 2022.

(10)
Consists of (a) 1,700 ordinary shares held by Ms. Dawes and (b) 11,443 ordinary shares underlying options exercisable within 60 days of April 15, 2022.

(11)
Consists of (a) 13,000 ordinary shares held by Dr. Scheeren and (b) 11,443 ordinary shares underlying options exercisable within 60 days of April 15, 2022.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10 percent of our common stock, to file initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities with the SEC, and to furnish copies of such reports to the Company. Based solely on our review of the reports provided to us and on representations received from our directors and executive officers, we believe that all of our directors, executive officers and persons who beneficially own more than 10 percent of our common stock complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2021, with the following exceptions: late Form 4 filings were made on behalf of each of William Enright, Georgy Egorov, Christopher Ellis, Thomas G. Evans, Graham Griffiths, Meg Marshall, Robin Wright, Alex Hammacher, Pierre A. Morgon, Anne M. Phillips, Karen T. Dawes and Joseph C.F. Scheeren in each instance to report equity award grants which occurred on April 29, 2021.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
Other than the compensation arrangements described below under the sections Director Compensation and Executive Officers of the Company and the transactions described below, in the period from January 1, 2021 through the date of this proxy statement, we were not a party to any transactions between us and certain “related persons”, which are generally considered to be our executive officers, directors, director nominees or 5% shareholders, or their immediate family members.
Series B Financing
On March 15, 2021, we issued 8,947,713 Series B Shares at a subscription price of $14.00 per share for a total of $125.2 million. At the time of completion of the Series B financing, convertible loan notes issued by the Company totaling approximately $43 million converted automatically on their terms and the Company applied such amount as a subscription of 3,838,089 Series B Shares at a price of approximately $11.20 per share. The following table summarizes the participation in the Series B financing by any of our directors, executive officers, holders of more than 5% of our share capital or any member of the immediate family of the foregoing persons, at the time of the financing.
	Series B Shares		Aggregate Purchase Price Paid
Name	Converted	Issuance
			in US dollar
5% or Greater Shareholders:
OSE(1)	589,572	1,071,612	$21,600,840.00
Prudential Credit Opportunities SCSp(2)		3,572,349	$50,001,325.00
Tencent Holdings Ltd.(3)		1,428,816	$19,998,800.00

(1)
Oxford Science Enterprises plc (“OSE”) (previously, Oxford Sciences Innovation plc) was a 5% holder at the time of the financing.

(2)
Prudential Credit Opportunities SCSp is advised by M&G Alternatives Investment Management Limited (“MAGAIM”). MAGAIM was a 5% holder at the time of the financing.

(3)
Tencent Holdings Ltd. was a 5% holder at the time of the financing.

Lease Agreement
In March 2019, we formalized a lease agreement with OSE, a greater than 5% beneficial owner of our voting securities, pursuant to which we leased our corporate headquarters beginning in May 2018. In 2021, we paid OSE $318,000 for annual rent and service charges. Pursuant to the lease agreement, we are obligated to pay rent of $194,000 through to the termination date of the lease in July 2022.
Agreements with our Executive Officers
We have entered into employment agreements with certain of our executive officers. These agreements contain customary provisions and representations, including confidentiality, non-competition, non-solicitation and inventions assignment undertakings by the executive officers and non-executive directors. The enforceability of the non-competition provisions may be limited under applicable law.
Indemnification Agreements
We have entered into a deed of indemnity with each of our directors and executive officers. These agreements and our Articles of Association require us to indemnify our directors and executive officers to the fullest extent permitted by law.
Directed Share Program
At our request, Morgan Stanley & Co. LLC (the “DSP Underwriter”) reserved up to 325,000 ADSs, or 5% of the ADSs offered at our IPO, for sale at the IPO price through a directed share program to certain of our directors, officers, employees and business associates and other parties related to us.

Related Party Transactions Policy
We have adopted a written related party transactions policy that provides that such transactions must be approved by our Audit Committee. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common shares, in each case since the beginning of the most recently completed year, and their immediate family members.

DIRECTOR COMPENSATION
Director Compensation
The table below shows all compensation earned by or paid to our non-executive directors during 2021. William Enright, our Chief Executive Officer, does not receive any compensation for his services as a director and, consequently, is not included in this table. The compensation received by William Enright during 2021 is set forth in the section of this proxy statement under the heading Executive Compensation — Summary Compensation Table.
Name	Fees Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Alex Hammacher	$38,599	$386,843	$425,442
Pierre A. Morgon	$51,921	$386,843	$438,764
Robin Wright	$75,217	$386,843	$462,060
Anne M. Phillips	$43,562	$386,843	$430,405
Joseph C.F. Scheeren	$43,817	$386,843	$430,660
Karen T. Dawes	$44,135	$386,843	$430,978

(1)
The amounts reported have been converted from pounds sterling to U.S. dollars using the average exchange rate for 2021 of £0.7269 to $1.00.

(2)
Amounts shown reflect the grant date fair value of stock option awards granted during 2021. The grant date fair value was computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”), Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. The assumptions used in calculating the grant date fair value of the shares are set forth in Note 14 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K filed with the SEC on March 25, 2022. These amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options.

Non-Executive Director Compensation Program
As of the effectiveness of our IPO in May 2021, we adopted a formal policy pursuant to which our non-executive directors will be eligible to receive the following cash retainers and equity awards:
Annual Retainer for Board Membership
Annual service on the Board of Directors	£30,000
Additional compensation for service as non-executive Chair of the Board of Directors	£22,000
Additional Annual Retainer for Committee Membership
Annual service as Chair of the Audit Committee	£11,000
Annual service as member of the Audit Committee (other than Chair)	£5,500
Annual service as Chair of the Compensation Committee	£8,000
Annual service as member of the Compensation Committee (other than Chair)	£4,000
Annual service as Chair of the Nomination and Corporate Governance Committee	£6,000
Annual service as member of the Nomination and Corporate Governance Committee (other than Chair)	£3,000
Our policy provides that, upon initial election to our Board of Directors, each non-executive director will be granted an option to purchase a number of ordinary shares equal to 0.10% of the outstanding ordinary shares as of the date of grant (the “Initial Grant”). Furthermore, on the date of each of our annual meeting of shareholders, each non-executive director who will continue as a non-executive director following such meeting will be granted an option to purchase a number of ordinary shares equal to 0.05% of the outstanding ordinary shares as of the date of grant (the “Annual Grant”). The Annual Grant will vest in full on the earlier of (i) the one-year anniversary of the grant date or (ii) the next annual meeting of shareholders, subject to continued service as a director through the applicable vesting date. The Initial Grant will vest in 36 equal monthly installments, subject to continued service as a director through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of the Company.
Employee directors will receive no additional compensation for their service as a director.
We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board of Directors or any committee thereof.

EXECUTIVE OFFICERS OF THE COMPANY
Below is a list of our executive officers who are not directors and their positions and ages as of the date of this proxy statement.
Name	Age	Position
Thomas G. Evans, MD	67	Chief Scientific Officer
Chris Ellis	62	Chief Operating Officer
Meg Marshall, MD	65	Chief Medical Officer
Graham Griffiths	43	Chief Business Officer
Georgy Egorov	45	Chief Financial Officer
Thomas Evans, MD, has been our Chief Scientific Officer since August 2019. Prior to becoming our Chief Scientific Officer, Dr. Evans served as our Chief Executive Officer from April 2017 to August 2019. From September 2010 to May 2016, Dr. Evans served in roles of increasing responsibility at Aeras, a non-profit product development partnership with the mission to develop global tuberculosis vaccines, where he had previously served as Chief Scientific Officer and most recently served as Chief Executive Officer. Dr. Evans was a member of our board of directors from 2016 to March 2021. Dr. Evans received a MD from the University of Virginia and a BA in Physics from Williams College.
Chris Ellis has been our Chief Operating Officer since March 2018. Prior to becoming Chief Operating Officer, Mr. Ellis was our Head of Clinical Operations from August 2016 to February 2018. Prior to that, Mr. Ellis was a Project Leader at PsiOxus Therapeutics Limited, a gene therapy company, from January 2013 to August 2016. Mr. Ellis is a Registered General Nurse and Registered Mental Nurse and received his qualifications from Mansfield & Worksop School of Nursing and Nottingham School of Nursing.
Meg Marshall, MD, has been our Chief Medical Officer since November 2020. Prior to becoming our Chief Medical Officer, Dr. Marshall served as a biotech consultant from March 2018 to October 2020. From October 2014 to February 2018, Dr. Marshall was Senior Director, Clinical Research at Kyowa Kirin Pharmaceutical Development, Inc., a pharmaceutical company. Dr. Marshall received a BS from California Institute of Technology and a MD from the University of California, San Diego.
Graham Griffiths has been our Chief Business Officer since October 2017. Prior to becoming our Chief Business Officer, Mr. Griffiths served as Chief Operating Officer, co-founder and a member of the board of directors of Agalimmune Limited, a clinical stage biotechnology company, from May 2013 to September 2017. Mr. Griffiths received a BA Hons degree from Newcastle University.
Georgy Egorov has been our Chief Financial Officer since October 2020. Prior to becoming our Chief Financial Officer, Mr. Egorov served as Chief Financial Officer and a member of the board of directors of Exscientia Limited from October 2018 to August 2020. Prior to joining Exiscientia, Mr. Egorov was Chief Financial Officer and a member of the board of directors of CompareEuropeGroup from June 2017 to September 2018. Before that, Mr. Egorov held multiple positions at UBS Group AG from July 2010 to June 2017, most recently serving as Managing Director, Head of Emerging Markets Equity Capital Markets. Mr. Egorov received a BS/MS in Economics and Finance (Financial Analysis) from Plekhanov Russian University of Economics and a MSt in Social Innovation from the University of Cambridge.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.
Named Executive Officer Compensation
The following table provides information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
William Enright	2021	474,333	—	1,984,812	229,545	50,404	$2,739,095
	2020	350,000	2,795,744	—	175,000	47,884	$3,368,628
Georgy Egorov(4)	2021	383,438	—	1,766,791	133,911	19,634	$2,303,773
	2020	54,185	—	1,043,699	16,272	2,709	$1,116,865
Meg Marshall, MD(5)	2021	382,400	—	2,629,659	133,539	32,033	$3,177,632
	2020	45,833	—	522,629	17,500	98,200	$684,162

(1)
The amounts reported reflect the grant date fair value of restricted share unit awards and option awards granted in 2020 in accordance with Financial Accounting Standards Board accounting Standards Codification Topic 718, service-vesting conditions. The assumptions used in calculating the grant date fair value of the shares are set forth in the Note 14 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K filed with the SEC on March 25, 2022. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting of the applicable awards.

(2)
The amounts reported for 2021 represent the annual bonuses paid by us in February 2022 to our named executive officers for the year ended December 31, 2021.

The amounts reported for 2020 represent the annual bonuses paid by us in February 2021 to our named executive officers for the year ended December 31, 2020.
(3)
The amounts reported for Mr. Enright for 2021 represent 401(k) matching contributions and health insurance coverage. The amounts reported for Mr. Egorov for 2021 represent employer pension contributions.

The amount reported for Dr. Marshall for 2021 represent 401(k) matching contributions and health insurance.
(4)
Mr. Egorov commenced employment with us in October 2020. Accordingly, his salary and bonus for 2020 reflect his partial year of service. The amounts reported for Mr. Egorov have been converted from pounds sterling to U.S. dollars using the average monthly exchange rate in effect during each applicable month in 2021 and 2020.

(5)
Dr. Marshall commenced employment with us in November 2020. Accordingly, her salary and bonus for 2020 reflect her partial year of service.

Narrative to the Summary Compensation Table
Base Salaries
For the fiscal year ending December 31, 2021, the base salaries for Mr. Enright, Mr. Egorov and Dr. Marshall were $552,600, £327,600 and $449,200, respectively.
Annual Cash Bonuses
Subject to the attainment of certain company and individual performance goals, the Board may approve discretionary bonuses based on a percentage of the executive’s base salary. For the fiscal year ended December 31, 2021, each named executive officer was eligible to earn an annual cash bonus calculated as a percentage of each executive’s base salary and based on the achievement of corporate performance metrics. The amounts for performance for 2021 is set forth above in the Summary Compensation Table.
Long-Term Equity Incentives
Although we do not yet have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our shareholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. Equity awards granted during fiscal year 2021 are set forth below in the Outstanding Equity Awards at Fiscal Year-End table.
Employment Agreements with Our Named Executive Officers William Enright.   We entered into a new employment agreement with Mr. Enright effective upon the closing of our IPO in May 2021. Pursuant to this employment agreement, Mr. Enright will continue to serve as our chief executive officer. Mr. Enright shall be entitled to an annual base salary, subject to periodic increase (but not decrease), target annual bonus opportunity and employee benefits. Under Mr. Enright’s new employment agreement, in the event that Mr. Enright’s employment is terminated by us without “cause” or Mr. Enright resigns for “good reason” (as such terms are defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor), he will be entitled to receive (i) an amount equal to 12 months of his base salary, payable over the 12 month period following his termination, (ii) if his termination occurs following completion of a calendar year but prior to payment of an annual bonus, payment of such annual bonus, and (iii) if Mr. Enright is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 12 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Mr. Enright’s employment is terminated by us without cause or Mr. Enright resigns for good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 1.5 times the sum of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher), and (ii) if Mr. Enright is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 18 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA. Mr. Enright’s new employment agreement further provides that in the event Mr. Enright’s employment is terminated by us without cause or Mr. Enright resigns for good reason, in either case within 12 months following a change in control, then any outstanding time-based equity awards shall immediately accelerate and become fully vested and exercisable or nonforfeitable on the date of termination.
Mr. Enright is also subject to an agreement relating to confidentiality, assignment of inventions, and a twelve-month nonsolicitation and noncompetition covenant.
Georgy Egorov.   We entered into a new employment agreement with Mr. Egorov effective upon the closing of our IPO in May 2021. Pursuant to this employment agreement, Mr. Egorov will continue to serve as our chief financial officer. Mr. Egorov shall be entitled to an annual base salary, which is subject to annual review and increase, but not decrease. Mr. Egorov is also eligible for an annual discretionary bonus of up to forty percent (40%) of his salary (based on the achievement of certain performance objectives) and customary employee benefits. Mr. Egorov’s employment has no specified term but can be terminated at will by either party upon six (6) months’ notice (or, in the Company’s sole discretion, payment in lieu of notice equal to the basic salary Mr. Egorov would have been entitled to receive during any remaining notice period). The Company may terminate Mr. Egorov’s employment immediately without notice or payment in lieu of notice in the case of certain “cause” terminations including, but not limited to, serious or repeated or continued breach by Mr. Egorov of his obligations under the employment agreement.
Mr. Egorov’s employment agreement contains standard intellectual property and confidentiality provisions which survive termination and also six (6) month non-competition and non-solicitation restrictive covenants.
Meg Marshall, MD.   We entered into a new employment agreement with Dr. Marshall effective upon the closing of our IPO in May 2021. Pursuant to this employment agreement, Dr. Marshall will continue to serve as our chief medical officer. Dr. Marshall shall be entitled to an annual base salary, subject to periodic review, target annual bonus opportunity and employee benefits. Under Dr. Marshall’s new employment agreement, in the event that Dr. Marshall’s employment is terminated by us without “cause” or Dr. Marshall resigns for “good reason” (as such terms are defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor), she will be entitled to receive (i) an amount equal to nine months of her base salary, payable over the nine month period following her termination, and (ii) if Dr. Marshall is participating in our group health plans immediately prior to her termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if she were an active employee, until the earliest of (A) the nine month anniversary of her termination; (B) her eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of her continuation rights under COBRA. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Marshall’s employment is terminated by us without cause or Dr. Marshall resigns for good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a general release of claims in our favor, she will be entitled to receive (i) a lump sum cash payment equal to one times the sum of her then-current base salary (or her base salary in effect immediately prior to the change in control, if higher) plus her annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher), and (ii) if Dr. Marshall is participating in our group health plans immediately prior to her termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if she were an active employee, until the earliest of (A) the 12 month anniversary of her termination; (B) her eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of her continuation rights under COBRA. Dr. Marshall’s new employment agreement further provides that in the event Dr. Marshall’s employment is terminated by us without cause or Dr. Marshall resigns for good reason, in either case within 12 months following a change in control, then any outstanding time-based equity awards shall immediately accelerate and become fully vested and exercisable or nonforfeitable on the date of termination.
Dr. Marshall is also subject to an agreement relating to confidentiality, assignment of inventions, and a one-year non-solicitation and non-competition covenant.
Additional Narrative Disclosure
401(k) Plan.   We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Section 401(a) of the Code. We match 100 percent of employee contributions, up to 4 percent of each employee’s compensation (as defined in the plan).
Health and Welfare Benefits.   All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us.
Outstanding Equity Awards at Fiscal Year-End — 2021
The following table summarizes, for each of our named executive officers, the number of ordinary shares underlying outstanding share options and share awards held as of December 31, 2021.

		Option Awards(1)				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price(2)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares, Units or Other Rights that have not Vested ($)
William Enright	April 29, 2021	—	176,130	17.00	May 1, 2031	—	—
Georgy Egorov	October 19, 2020	78,331	26,111	0.0004	October 30, 2030	—	—
	October 19, 2020	53,766	17,922	4.80	October 30, 2030	—	—
	April 29, 2021	—	156,783	17.00	May 1, 2031	—	—
Meg Marshall	November 2, 2020	22,017	66,048	0.00004	November 3, 2030	—	—
	April 29, 2021	—	233,353	17.00	May 1, 2031	—	—

(1)
Unless otherwise specified below, each option vests in three equal annual installments, with the first such annual installment vesting upon the first anniversary of the vesting commencement date, subject to such named executive officer’s continued employment with us as of each such date.

(2)
The exercise price of this option is £0.0003 per share. The exercise prices have been converted from pounds sterling to U.S. dollars using an exchange rate of £0.7519 to $1.00 on December 31, 2021.

Prohibition on Hedging and/or Pledging our Common Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy allows our directors, officers, vice-president level or above employees, and members of the finance department involved in periodic financial reporting to pledge Company securities as collateral for a loan (or modify an existing pledge) only if the pledge has been approved by the Audit Committee.
Equity Compensation Plan Information
The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.
	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	3,186,818	$8.63	2,127,920
Equity compensation plans not approved by security holders	—	—	—
Total	3,186,818	$8.63	2,127,920

(1)
Includes the following plans: our Share Award Plan 2021 (the “2021 Plan”) and the Enterprise Management Incentive Share Option Scheme (the “EMI Plan”).

(2)
As of December 31, 2021, a total of 2,127,920 ordinary shares of our common stock have been reserved for issuance pursuant to the 2021 Plan. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by 4% of the outstanding number of ordinary shares on the immediately preceding December 31 or such lesser number of shares as determined by the Compensation Committee. This number will be subject to adjustment in the event of a share split, share dividend or other change in our capitalization. The Company no longer makes grants under the EMI Plan.

AUDIT COMMITTEE REPORT
The Audit Committee oversees the accounting and financial reporting processes of Vaccitech plc (the “Company”) and the audits of the Company’s financial statements, evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee charter that has been adopted by the Board of Directors of the Company (the “Board”). All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by the Nasdaq Stock Market LLC and the U.S. Securities and Exchange Commission (“SEC”), and the Board has determined that Mr. Wright is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.
The Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.
The Audit Committee also reviewed with BDO LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2021 and 2020, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received the written disclosures and the letter from BDO LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the BDO LLP’s communications with the Audit Committee concerning independence and has discussed with BDO LLP their independence.
In addition to the matters specified above, the Audit Committee discussed with BDO LLP the overall scope, plans and estimated costs of their audit. The Audit Committee met with BDO LLP periodically, with and without management present, to discuss the results of BDO LLP’s examinations, the overall quality of the Company’s financial reporting and BDO LLP’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.
In reliance on the reviews and discussions referred to above, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
The Audit Committee of the Board of Directors of Vaccitech plc
Robin Wright, Chair
Karen T. Dawes
Pierre A. Morgon

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

DELIVERY OF PROXY MATERIALS
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including audited financial statements, accompanies this proxy statement. Copies of our Annual Report on Form 10-K and the exhibits thereto are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov. The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including our Annual Report on Form 10-K and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Vaccitech plc, The Schrödinger Building, Heatley Rd, The Oxford Science Park, Oxford OX4 4GE, United Kingdom, Attention: Corporate Secretary, telephone: +44 1865 818 808. If you want to receive separate copies of the proxy statement or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN
THE ADS VOTING INSTRUCTION CARD TO THE BANK OF NEW YORK MELLON CORPORATION, THE DEPOSITARY FOR THE ADSs.
EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.

ADDITIONAL INFORMATION
U.K. Statutory Annual Accounts and Reports of the Board of Directors and Auditors of Vaccitech plc for the fiscal year ended December 31, 2021
Consistent with its obligations under the U.K. Companies Act 2006, our Board of Directors will present at the AGM our U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2021, which have been approved by and, where appropriate, signed on behalf of our Board of Directors and will be delivered to the Registrar of Companies in the United Kingdom following the AGM. A copy of our U.K. statutory directors’ remuneration report, including the annual report on remuneration, is included as Annex A to this proxy statement. A complete copy of our U.K. statutory annual accounts and reports, including the statutory Board of Directors report, strategic report, and auditor’s report on our U.K. accounts will be sent separately to you no less than 21 days prior to the AGM. You will be provided an opportunity to raise questions in relation to such accounts and reports at the AGM. Full accounts and reports will be available for inspection prior to and during the AGM.
Shareholders’ Rights to Call a General Meeting
Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K. Companies Act 2006 generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.
Shareholder Proposals for 2023 Annual General Meeting
Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement for our 2023 annual general meeting of shareholders, shareholder proposals must be received by the Company at the Office of the Company Secretary, The Schrödinger Building, Heatley Rd, The Oxford Science Park, Oxford OX4 4GE, United Kingdom no later than January 2, 2023, which is 120 calendar days before the anniversary of the date on which our proxy statement was released to shareholders in connection with the previous year’s annual general meeting. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials for the 2023 annual general meeting of shareholders. To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2023.
If a shareholder wishes to present a proposal at an annual general meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such shareholder proposal must be received by the Company at the Office of the Company Secretary, The Schrödinger Building, Heatley Rd, The Oxford Science Park, Oxford OX4 4GE, United Kingdom no later than 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual general meeting. However, if the date of the annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the prior year’s annual general meeting, the notice must be received by our Company Secretary within a reasonable time before we begin to print and send our proxy materials with respect to such annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for such annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC.

Under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary, The Schrödinger Building, Heatley Rd, The Oxford Science Park, Oxford OX4 4GE, United Kingdom at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.
Questions?
If you have any questions or need more information about the AGM please write to us at:
Georgy Egorov
Company Secretary
The Schrödinger Building
Heatley Rd
The Oxford Science Park
Oxford OX4 4GE
United Kingdom

Annex A — Part I
DIRECTORS’ REMUNERATION REPORT
Annual Statement from the Chair of the Compensation Committee
This is the first Directors’ Remuneration Report (the “Report”) of Vaccitech plc (the “Company”) since the completion of its initial public offering of ADSs on The NASDAQ Global Market on 4 May 2021. This Report has been prepared in accordance with the relevant UK regulations (Schedule 8 to The Large and Medium-sized Companies and Groups (Accounts and Reports) Regulations 2008 (as amended)) and consists of:
•
The Directors’ Remuneration Policy (the “Policy”) which, subject to shareholder approval at the 2022 Annual General Meeting, shall take binding effect from that date. The Policy will apply to all Executive Directors of the Company, currently only the Chief Executive Officer, and all Non-Executive Directors, including the Chair of the Board.

•
The Annual Remuneration Report which provides disclosures in relation to Directors’ compensation for the year ended 31 December 2021 and our approach to compensation for 2022. This will be subject to an advisory shareholder vote at the 2022 Annual General Meeting.

Compensation arrangements for Directors of the Company are determined by the Compensation Committee (the “Committee”) and are generally based on US standards and market conditions. Compensation arrangements are also disclosed in detail in the Compensation Discussion & Analysis section of the Company’s Proxy Statement, which is provided in line with relevant US regulations.
In respect of the year ended 31 December 2021, the Committee determined the annual cash bonus for the Chief Executive Officer taking into account performance against corporate objectives as well as overall performance of the Company in the year. Highlights of business performance in the year are set out elsewhere in this Report. The Committee also approved the grant of a number of equity-based awards to Directors during the year, full details of which are provided within this Report. Overall, the Committee was satisfied that outcomes reflected performance in the year and no further discretion was exercised.
Dr. Anne Phillips
Chair of the Compensation Committee

Annual Remuneration Report
The Annual Remuneration Report, which will be subject to an advisory shareholder vote at the 2022 Annual General Meeting, sets out the compensation of the Executive Director and Non-Executive Directors for the year ended 31 December 2021 as well as providing details on how the Policy will be implemented for the year ended 31 December 2022.
Where required, certain sections of this Report have been audited by the Company’s external auditors, BDO LLP, and this is indicated where appropriate.
Compensation Committee
The current members of the Committee are Dr. Anne Phillips, who chairs the Committee, Robin Wright, and Dr. Joseph Scheeren. All members of the Committee are Non-Executive Directors and are considered independent, as defined in the appliable NASDAQ rules. During the year ended 31 December 2021, the Committee consisted Dr. Phillips, Dr. Scheeren and Dr. Hammacher. The Committee met 3 times during the year ended 31 December 2021.
The primary objective of the Committee is to develop and implement compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management to achieve the Company’s corporate goals and strategies, and the alignment of the interests of management with the long-term interests of the Company’s shareholders. Key functions of the Committee include:
•
annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation determine and approve the Chief Executive Officer’s compensation;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
reviewing and recommending to the board of directors our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the board of directors the compensation of our directors;

•
preparing our compensation committee report if and when required by SEC rules;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

In 2021, the Compensation Committee retained the services of Radford, which is part of the Rewards Solutions practice at Aon plc, an independent compensation consultant, to assist the Compensation Committee with respect to compensation actions in 2021 with the goal of ensuring that our compensation arrangements for our Chief Executive Officer, our other senior executive officers and our non-executive directors were competitive. Radford provided data from comparable publicly traded biotechnology companies and otherwise assisted the Compensation Committee in its design of competitive compensation for our Chief Executive Officer, senior executives and non-executive directors. The Compensation Committee expects to continue to use compensation consultants to assist the Compensation Committee in determining competitive levels of executive and non-executive compensation and specific design elements of our executive compensation program and non-executive directors’ compensation program. The Compensation Committee continued to retain Radford through 2021 and 2022 in order to ensure that our compensation arrangements are competitive for 2022. After review and consultation with Radford, the Compensation Committee determined that Radford is independent and that there is no conflict of interest resulting from retaining Radford in 2021 or in 2022. In reaching these conclusions, our Compensation Committee considered the factors set forth in the SEC rules and the applicable Nasdaq rules
Single total figure of compensation (audited)
The following table sets out the single total figure of compensation for Executive and Non-Executive Directors of the Company between the date of incorporation of the Company, being 22 March 2021, and 31 December 2021. All Non-Executive Directors were appointed as Directors of the Company on 31 March 2021 and therefore compensation for these individuals is shown from that date.
	Salary and fees(1)(2) ($’000)	Taxable benefits(3) ($’000)	Annual cash bonus(4) ($’000)	Long-term equity awards(5) ($’000)	Pension(6) ($’000)	Total ($’000)	Total fixed(7) ($’000)	Total variable(7) ($’000)
Executive Director
William Enright	396	34	179	1,985	7	2,601	437	2,164
Non-Executive Directors
Robin Wright	65	—	—	386	—	451	65	386
Karen Dawes	40	—	—	386	—	426	40	386
Dr. Alex Hammacher	35	—	—	386	—	421	35	386
Dr. Anne Phillips	39	—	—	386	—	425	39	386
Dr. Pierre A Morgon	43	—	—	386	—	429	43	386
Dr. Joseph Scheeren	38	—	—	386	—	424	38	386

(1)
Mr. William Enright’s annual base salary increased to $536,500 on 1 May 2021 in light of the Company’s initial public offering on The NASDAQ Global Market. The figure in the table above reflects the actual amount earned by Mr. William Enright in the period from 22 March 2021 to 31 December 2021.

(2)
Non-Executive Directors are paid in Pound Sterling. The figure in the table above reflects the actual amount earned by Non-Executive Directors in the period from 31 March 2021 to 31 December 2021. These values have been converted to US Dollars using the average exchange rate of £0.7269 to $1.00.

(3)
Taxable benefits for Mr. William Enright relate solely to the provision of health insurance.

(4)
The figure in the table above reflects the actual amount earned by Mr. William Enright in the period from 22 March 2021 to 31 December 2021 when appointed as Director.

(5)
The long-term equity awards reflect the fair value of options granted during the year. The grant date fair value was computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”), Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. The assumptions used in calculating the grant date fair value of the shares are set forth in Note 14 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K filed with the SEC on March 25, 2022. These amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options.

(6)
Mr. William Enright participates in a 401(k) Plan under which he receives matching contributions from the Company.

(7)
Total fixed compensation is the aggregate value of salary / fees, taxable benefits and pension. Total variable compensation is the aggregate value of any annual cash bonus and long-term equity awards.

Annual cash bonus for the year ended 31 December 2021 (audited)
For the year ended 31 December 2021, Mr. William Enright was eligible for an annual cash bonus based on performance against a range of corporate objectives. These corporate objectives were determined by the Committee taking into account the strategic priorities of the business at the start of the financial year. Corporate objectives related to:
Finance (30% weighting)
•
Ensuring sufficient capitalization of the company

•
Implementing systems to support public filing

•
Cost control

Clinical (35% weighting)
•
Successful progression of clinical studies including HBV program, HPV program and Oncology

Manufacturing (15% weighting)
•
Development of materials and data to support all ongoing clinical studies

•
Progress in relation to specific manufacturing projects

Research & Developments (10% weighting)
•
Development of new platforms

•
Securing new funding

Business development (10% weighting)
•
Research collaborations

•
Continued expansion of partnerships and out-licenses

Following the year end, the Committee considered performance against each of the corporate objectives, and overall, it was determined that the annual cash bonus would pay out at 90% of maximum in respect of performance in the year.
The Chief Executive Officer’s maximum annual cash bonus opportunity was increased to 55% of salary on 1 May 2021 in light of the Company’s initial public offering on The NASDAQ Global Market, and this, as well as the overall outcome (at 90% of maximum), is reflected in the value included in the ‘single total figure of compensation’ table above.
The Non-Executive Directors do not receive annual cash bonus awards.
Scheme interests granted in the year ended 31 December 2021 (audited)
Executive Director
In January 2020, Mr. William Enright was granted restricted stock units in the amount of 1.5% of the share capital of the Company which would vest in two separate tranches upon the achievement of certain performance criteria. The second performance milestone was the closing of the Company’s initial public offering. Accordingly, 514,923 of the restricted share units granted to Mr. William Enright vested on the closing of the initial public offering of the Company on 4 May 2021.
On the date of the pricing Company’s initial public offering, Mr. William Enright was granted an award of options, which vest over a three-year period, in three tranches of a third, vesting on the anniversary of the grant date. The vesting of these options is not subject to future performance conditions.
Executive Director	Grant date	Type of scheme interest awarded	Number of scheme interests awarded	Exercise price(1) ($)	Face value of award(2) ($’000)	Vesting period	Percentage vesting at threshold
William Enright	29 April 2021	Options	176,130	17.00	2,995	3 years ending 30 April 2024	100%

(1)
The exercise price is the initial public offering price per share of Vaccitech ADSs.

(2)
Face value is based on a share price of $17.00, being the initial public offering price per share as at the date of grant and the exercise price of the options.

Non-Executive Directors
On the Company’s initial public offering, each Non-Executive Director was granted an award of options equal to 0.10% of the outstanding ordinary shares of the Company as of the date of grant. These awards will vest over a three-year period, subject to continued service only, with one third vesting on the first anniversary of grant and the remainder vesting in equal monthly instalments over the following two years.
Director	Grant date	Type of scheme interest awarded	Number of scheme interests awarded	Exercise price(1) ($)	Face value of award(2) ($’000)	Vesting period	Percentage vesting at threshold
Robin Wright	29 April 2021	Options	34,328	17.00	584	3 years ending 30 April 2024	100%
Karen Dawes	29 April 2021	Options	34,328	17.00	584	3 years ending 30 April 2024	100%
Dr. Alex Hammacher	29 April 2021	Options	34,328	17.00	584	3 years ending 30 April 2024	100%
Dr. Anne Phillips	29 April 2021	Options	34,328	17.00	584	3 years ending 30 April 2024	100%
Dr. Pierre A Morgon	29 April 2021	Options	34,328	17.00	584	3 years ending 30 April 2024	100%
Dr. Joseph Scheeren	29 April 2021	Options	34,328	17.00	584	3 years ending 30 April 2024	100%

(3)
The exercise price is the initial public offering price per share of Vaccitech ADSs.

(4)
Face value is based on a share price of $17.00, being the initial public offering price per share as at the date of grant and the exercise price of the options.

Statement of Directors’ shareholding and share interests (audited)
The share interests of Directors and their connected persons at 31 December 2021 are set out in the following table. No performance conditions apply to any share interest awarded to Directors. The Company does not currently require Directors to hold a specific number or percentage of shares in the Company.
	Shareholding as at 31 December 2021	Unvested shares	Unvested options	Vested but unexercised options	Options exercised in the year
Executive Director
William Enright	1,258,377	—	176,130	—	—
Non-Executive Directors
Robin Wright	34,506	—	34,328	20,394	—
Karen Dawes	1,700	—	34,328	—	—
Dr. Alex Hammacher	1,000	—	34,328	—	—
Dr. Anne Phillips	3,000	—	34,328	—	—
Dr. Pierre A Morgon	10,506	—	34,328	20,394	—
Dr. Joseph Scheeren	3,000	—	34,328	—	—

Payment to past directors and for loss of office (audited)
There have been no payments made to former directors and no payments made for loss of office during 2021.
Performance graph and table
The following chart shows the Company’s performance as measured by total shareholder return (“TSR”) compared with the performance of the SPDR S&P BIOTECH ETF. Performance is shown from 4 May 2021, being the date of the Company’s initial public offering on The NASDAQ Global Market, to 31 December 2021. The SPDR S&P BIOTECH ETF has been chosen as it provides a comparison to companies in the biotechnology sector with a similar market capitalization to the Company. TSR is the measure of the returns that the Company has provided for its shareholders, reflecting share price movements and assuming reinvestment of dividends.
A table, accompanying the chart, sets out the total compensation for the Chief Executive Officer over the same period.

140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
May 2021
June 2021
July 2021
August 2021
September 2021
October 2021
November 2021
December 2021
Vaccitech
SPDR S&P BIOTECH ETF

2021(1)
Executive Director	Mr. William Enright
Single total figure of compensation ($’000)	2,601
Annual cash bonus pay-out (% of maximum)	90%
Long-term equity award vesting (% of maximum)(2)	100%

(1)
Compensation for 2021 is shown for the period from 22 March 2021 (the date of incorporation of the Company) to 31 December 2021.

(2)
Equity awards granted in the year are not subject to future performance conditions.

Percentage change in compensation of Directors and employees
As the Company only incorporated in 2021, there is no prior year compensation to provide a year-on-year comparison. Full disclosure of the year-on-year percentage change will be provided in future compensation reports.
Chief Executive Officer pay ratio
The Company only has 55 employees in the UK as of 31 December 2021, and therefore falls below the threshold for the requirement to disclose the Chief Executive Officer pay ratio.
Relative importance of spend on pay
The table below sets out the actual spend on pay for all employees as well as distributions to shareholders by way of dividends and share buy-backs in 2021. As the Company only incorporated in 2021, there is no prior year comparison. Full disclosure of the year-on-year percentage change will be provided in future compensation reports.
2021
Employee costs ($’000)	25,267
Dividends and share buy-backs ($’000)	—
Implementation of the Directors’ Remuneration Policy for the year ending 31 December 2022
Executive Director
Salary — The Committee reviewed Mr. William Enright’s salary and approved a 3% inflationary increase to $552,600 for the year ending 31 December 2022.
Benefits — Benefits, including retirement benefits, will continue to be provided in line with the Directors’ Remuneration Policy in 2022.
Annual cash bonus — The overall annual cash bonus framework will be consistent with prior year, with any payment to Mr. William Enright based on performance against a range of corporate objectives. Mr. William Enright’s maximum annual cash bonus opportunity will remain unchanged at 55% of salary.
Equity awards — In 2022, the Committee approved a grant of options to Mr. William Enright. As a result, 359,605 options were granted, with an exercise price of $11.12, vesting in three equal annual instalments from the anniversary of the vesting date.
Non-Executive Directors
Annual fees for Non-Executive Directors remain unchanged for 2022.
Annual Retainer for Board Membership
Annual service on the Board of Directors	£30,000
Additional compensation for service as Non-Executive Chair of the Board	£22,000
Additional Annual Retainer for Committee Membership
Annual service as Chair of the Audit Committee	£11,000
Annual service as member of the Audit Committee (other than Chair)	£5,500
Annual service as Chair of the Compensation Committee	£8,000
Annual service as member of the Compensation Committee (other than Chair)	£4,000
Annual service as Chair of the Nomination and Corporate Governance Committee	£6,000
Annual service as member of the Nomination and Corporate Governance Committee (other than Chair)	£3,000

In addition, in line with the Directors’ Remuneration Policy, a grant of options will be made to each Non-Executive Director who will continue in role following the 2022 Annual General Meeting. Full details of these awards will be made in next year’s remuneration report.
Statement on the voting on remuneration resolutions
This is the Company’s first Directors’ Remuneration Report since its initial public offering on The NASDAQ Global Market. This Report will be subject to an advisory shareholder vote at the 2022 Annual General Meeting, with the Directors’ Remuneration Policy subject to a binding shareholder vote. Full details of voting outcomes will be disclosed in next year’s remuneration report.

AnnexA — Part II
DIRECTORS’ REMUNERATION POLICY
This part of the Directors’ Remuneration Report sets out the Company’s Directors’ Remuneration Policy (the “Policy”), which, subject to shareholder approval at the 2022 Annual General Meeting, shall take binding effect from that date. It is intended that the Policy will apply for three years.
The Policy is determined by the Compensation Committee taking into account the attraction and retention of key management personnel, the motivation of management to achieve the Company’s corporate goals and strategies, and the alignment of the interests of management with the long-term interests of the Company’s shareholders. In determining compensation policies and practices, the Committee follows a robust process taking into account the views of relevant stakeholders, whilst ensuring that any conflicts of interest are suitably managed. This is the first Policy to be subject to a vote the Company’s shareholders following the Company’s initial public offering of ADSs on The NASDAQ Global Market in May 2021.
Policy for Non-Executive Directors
Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
Fees	Designed to attract and retain high-caliber talent with fees provided within a market competitive range reflecting the individual, responsibilities of the role and expected time commitment.
Fees for Non-Executive Directors are reviewed by the Compensation Committee for onward recommendation to the Board.
An annual base fee is paid to all Non-Executive Directors, with additional fees paid for:
•
Service as the Non-Executive Chair of the Board

•
Chairing a Committee of the Board

•
Membership of a Committee of the Board

Additional fees may be paid to reflect additional responsibilities or roles, as appropriate.
Fees are normally paid in cash.
			Fee levels are set taking into account the responsibilities of the role and expected time commitment as well as appropriate market data. There is no maximum limit.	Not applicable.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
Equity awards	Designed to attract and retain high-caliber talent. The granting of equity awards ensures the interests of our Non-Executive Directors are aligned with those of our shareholders.
Each Non-Executive Director is granted options upon their election to the Board (the “Initial Grant”). This Initial Grant will normally vest over a three-year period, subject to continued service, with one third vesting on the first anniversary of grant and the remainder vesting in equal monthly installments over the following two years.
A further grant of options will be made annually to each Non-Executive Director who will continue in role following the annual general meeting (the “Annual Grant”). This Annual Grant will normally vest in full, subject to continued service, on the earlier of (i) the first anniversary of grant, or (ii) the next annual general meeting.
The Committee may determine that an alternative vesting profile shall be applied to either the Initial Grant and/or the Annual Grant.

The Initial Grant may be over a number of shares equivalent to 0.1% of the Company’s issued share capital as of the date of grant.
The Annual Grant may be over a number of shares equal to 0.05% of the Company’s issued share capital as of the date of grant.
The Committee may adjust these grant levels if it considers appropriate taking into account any factors it deems relevant including, but not limited to, the responsibilities of the role and expected time commitment as well as appropriate market data.
Not applicable.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
Benefits	Designed to attract and retain high-caliber talent by offering benefits, where appropriate, which are relevant to the requirements of the role.	Non-Executive Directors may be reimbursed for out-of-pocket expenses (including any tax thereon). Other benefits may be provided if considered appropriate.	No maximum limit set, although where benefits are provided to Non-Executive Directors, they will be provided at a level considered to be appropriate taking into account the individual circumstances.	Not applicable.
Policy for Executive Directors
Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
Salary	Designed to attract and retain high-caliber talent to deliver the Company’s strategy. Reflects the responsibilities of the role as well as the individual’s skills, experience and performance.
The Committee shall review salaries at appropriate intervals, normally annually.
Salaries are set taking into account a number of factors including but not limited to:
•
Scope and responsibilities of the role

•
Skills and experience of the relevant individual

•
Individual and Company performance

•
Market competitiveness

•
General economic and market conditions

			There is no maximum salary or salary increase.	While no formal performance conditions apply, an individual’s performance in role is taken into account in determining any salary increase.
Benefits	Designed to attract and retain high-caliber talent by offering a competitive benefits package	Benefits currently include health and dental insurance, short- and long-term disability cover and death in	The cost of the provision of benefits varies depending on the cost to the Company and there	Not applicable.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
reflective of the local market.
service benefits.
Other benefits may be introduced if, in the opinion of the Committee, it is considered appropriate to do so, taking into account individual circumstances, the country of residence of a Director, the benefits available to other employees and the wider external market. This may include, in certain circumstances, the provision of relocation or expatriation benefits.
Out-of-pocket expenses (including any tax thereon) incurred in connection with an individual’s role may be reimbursed.
is no maximum limit set.
Retirement benefits	Designed to attract and retain high-caliber talent by offering a competitive means of saving to deliver appropriate income in retirement.
The Company’s current Chief Executive Officer, the only current Executive Director, participates, similar to other US employees of the Company, in a 401(k) Plan. Contributions to the 401(k) Plan are eligible for matching contributions from the Company.
The Company operates different pension
			Under the 401(k) Plan, the Company will currently match contributions up to 4% of salary. The maximum for any future pension provision would be set at the time of an Executive Director’s appointment.	Not applicable.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
arrangements in other jurisdictions in which it operates. If in future any other Executive Director (including any future Chief Executive Officer) were to be appointed to the Board, alternative pension arrangements may be provided.
Annual cash bonus	Designed to incentivize and reward for performance in the relevant year against targets and objectives linked to the delivery of the Company’s strategy.
The annual cash bonus is subject to the achievement of targets and objectives which are reviewed and set by the Committee at the start of each year.
The full amount of any bonus earned, which will be determined by the Committee following the year end, will ordinarily be paid in cash.
No recovery provisions currently apply.

The annual cash bonus will not normally exceed 100% of base salary. Annual cash bonuses above this level may be provided if the Committee determined that exceptional circumstances apply.
For the Chief Executive Officer, the annual cash bonus opportunity is currently 55% of base salary.

Performance is normally measured over the financial year.
Performance measures and targets, including the weighting of such measures, are determined by the Committee each year taking into account the strategic priorities of the business.
The annual cash bonus will typically be subject to corporate objectives, which may be financial or strategic in nature. Individual objectives may also apply.
The Committee has discretion to amend the formulaic outcome should this not reflect the Committee’s assessment of overall business performance.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
Equity awards
Designed to ensure Executive Directors have an interest in the long-term success of the Company through the facilitation of share ownership.
Aligns the interests of Executive Directors with those of shareholders.

Under the Share Award Plan 2021 (the “2021 Plan”), the Committee may grant equity-based (or cash-based) awards to the Executive Directors.
Awards may be granted in the form of restricted share units, options, share appreciation rights or other share-based awards. The Committee will determine the type of equity award, if any, to be granted to Executive Directors, which may include a combination of different awards.
The Committee will determine the specific terms and conditions which govern that award, including:
•
the vesting period

•
the exercise period (if relevant)

•
the exercise price (if relevant)

•
whether any performance conditions will apply and if so, the performance targets

•
any other conditions and restrictions as it may determine

Equity awards are granted at the discretion of the Committee and in accordance with the limits set out in the rules of the 2021 Plan.
The aggregate number of shares initially available for issuance of awards under the 2021 Plan shall not exceed 3,675,680 Shares (the “Initial Limit”).
The 2021 Plan provides that the number of shares reserved and available for issuance under the 2021 Plan will automatically increase at the beginning of each financial year (beginning on 1 January 2022) by 4% of the outstanding number of ordinary shares at the end of preceding financial year, or such lesser number of shares as determined by the Committee (the “Annual Increase”). The number of shares available for issuance under this award was increased by 1,487,549 shares on 1 January 2022.
The level of any grant of awards to Executive Directors will be determined
Equity awards are not currently subject to the achievement of performance conditions. The Committee may determine that performance conditions will apply to future awards.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
		In respect of any option granted, the exercise period will not exceed ten years from the date of grant. No recovery provisions currently apply.	by the Committee subject to the limits set out above.
All employee equity plans	Designed to encourage share ownership throughout the Company.
The Company currently operates an Employee Share Purchase Plan (“ESPP”) under which all eligible employees of the Company may purchase shares through payroll deductions. Executive Directors may participate in the ESPP in accordance with its rules and on the same basis as for other qualifying employees.
Executive Directors may participate in any other all employee equity plan as may be introduced from time to time. Any participation would be in accordance with the rules of the relevant plan and on the same basis as for other qualifying employees.

The limit on participation and the permitted discount of any purchased shares under the ESPP is set in accordance with the rules of the plan and as defined under relevant legislation.
The limit on participation and other relevant terms of any other all employee equity plan would be determined in accordance with the plan rules (and, where relevant, applicable legislation) and would be the same for the Executive Directors as for other relevant employees.
Not applicable.
Explanation of performance measures
The Committee determines performance measures that are appropriately stretching and linked to the delivery of the Company’s strategy. For the annual cash bonus, the Committee reviews and sets performance measures and targets at the start of each year based on the key strategic priorities and objectives of the business at that time.
No performance measures currently apply to equity awards. It is considered that the vesting and, where relevant, exercise period as well as delivery in shares provides alignment to the long-term success of the business. The Committee may determine that performance conditions apply to future awards. If this were to be the case, performance conditions would be determined by the Committee to support the Company’s long-term strategy and sustainable value creation.
The Committee may vary or substitute any performance measure if an event occurs which causes it to determine that it would be appropriate to do so (including to take account of acquisitions or divestments, a change in strategy or a change in prevailing market conditions), provided that any such variation or substitution is fair and reasonable and, in the opinion of the Committee, the change would not make the measure less demanding than the original measure would have been but for the event in question. If the Committee were to make such a variation, an explanation would be given in the next Directors’ Remuneration Report.
Committee discretion
The Committee operates under powers delegated to it by the Board. In addition, it complies with rules that are either subject to shareholder or Board approval. The Committee has discretion in several areas of the Policy, which serves to ensure that the implementation of the remuneration policy is fair, both to shareholders and the individual Director. Where appropriate, the extent of such discretion is set out in the relevant rules and Policy and it also includes certain aspects of the operation and administration of the incentive arrangements in which Directors participate, including the award and payment of any annual cash bonus and the grant and associated terms and conditions of any equity awards. Use of any discretion in relation to equity awards will be in accordance with the terms of the relevant plan and subject to any relevant legislation.
The Committee reserves the right to make any compensation payments and/or payments for loss of office (including exercising any discretions available to it in connection with such payments) notwithstanding that they are not in line with the Policy where the terms of the payment were agreed (i) before the Company’s first shareholder-approved Directors’ Remuneration Policy came into effect; or (ii) at a time when the relevant individual was not a Director of the Company and, in the opinion of the Committee, the payment was not in consideration for the individual becoming a Director of the Company. For these purposes “payments” includes the Committee satisfying awards of variable compensation and, in relation to an equity award, the terms of the payment are “agreed” at the time the award is granted.
The Committee may make minor amendments to the Policy (for regulatory, exchange control, tax or administrative purposes or to take account of a change in legislation) without obtaining shareholder approval.
Illustrations of application of Remuneration Policy
The following chart provide an illustration, for the Chief Executive Officer (currently the only Executive Director), of the application of the Policy for the year ending 31 December 2022. The chart shows the split of remuneration between fixed pay, the annual cash bonus and equity awards on the basis of minimum remuneration, remuneration receivable for performance in line with Company expectations and maximum remuneration (including and excluding share price appreciation on equity awards).
	Fixed pay	Annual cash bonus	Equity awards
Minimum performance
Base salary (being the latest known salary as at 1 January 2022), retirement benefits (being participation in the 401(k) Plan) and benefits (being the annualised value of those disclosed in the single figure table for the financial year ended 31 December 2021).
		No bonus	No equity award
Performance in line with expectations		Cash bonus equal to 27.5% of salary	Equity award as granted in March 2022 valued at a third of its face value
Maximum performance		Cash bonus equal to 55% of salary	Equity award as granted in March 2022 valued at a third of its face value
Impact of share price — the value any equity award granted will fluctuate based on share price performance over the relevant vesting and, if relevant, exercise period. For example, if the share price increased by 50%, the maximum value shown in the chart above would increase to $2.9 million for the Chief Executive Officer.
Approach to compensation on recruitment
When hiring a new Executive Director, the Committee will typically align the compensation package with the policy table above taking into account the skills, experience and country of residence of the relevant individual as well as broader considerations such as market competitiveness. The Committee may however include other elements of compensation, as described below, which it considers appropriate.
Base salary will be set at a level appropriate to the role and the experience of the Executive Director being appointed. This may include agreement on future increases, in line with increased experience and / or responsibilities, subject to satisfactory performance, where it is considered appropriate. Benefits, including retirement benefits, will be provided in line with the policy table above and to reflect the local market. Where an Executive Director is required to relocate in order to take up the position, relocation benefits may be provided.
The maximum annual cash bonus will be in line with the approach outlined in the policy table above. Any equity award will be granted at the discretion of the Committee and in line with the policy table above.

In addition to the above, the Committee may make payments or awards to a new Executive Director to replace compensation arrangements forfeited in connection with leaving a previous employer (“replacement awards”). The Committee may, at its discretion, deem it appropriate to make an additional recruitment award (payable in either cash or equity) to a new Executive Director in order to attract an individual of the required caliber. Such a recruitment award would be subject to such terms and conditions as the Committee determines.
The maximum level of variable compensation that may be awarded on an ongoing basis to a new Executive Director (including the annual cash bonus and any equity awards) would be determined by the Committee on appointment. This would not include any amounts paid in relation to replacement awards or recruitment awards, which would be determined at the discretion of the Committee.
Where a position is filled internally, any ongoing compensation obligations or outstanding variable compensation will continue to be honored in accordance with their terms.
Compensation for a newly appointed Non-Executive Director will be in line with the policy table above. In terms of equity awards, the Initial Grant will be made upon their election to the Board.
Service contracts and policy on payments for loss of office
Service contracts and letters of appointment are available for inspection at the Company’s registered office.
Non-Executive Directors
All Non-Executive Directors have letters of appointment with the Company which, subject to annual re-election by the Company’s shareholders at the AGM, normally provides for an initial tenure of office of three years from the date of commencement (the “Initial Period”). Thereafter, tenure of office shall normally continue until terminated on one month’s notice by either the Non-Executive Director or the Company.
Non-Executive Director	Service agreement Commencement Date	Appointment date	Unexpired tenure as at 31 December 2021
Robin Wright	2 August 2018	31 March 2021	rolling period on reappointment
Karen Dawes	1 March 2021	31 March 2021	26 months
Dr. Alex Hammacher	31 December 2019	31 March 2021	12 months
Dr. Anne Phillips	1 March 2021	31 March 2021	26 months
Dr. Pierre A Morgon	4 December 2017	31 March 2021	rolling period on reappointment
Dr. Joseph Scheeren	22 March 2021	31 March 2021	26 months
On termination of appointment, a Non-Executive Director will not normally be entitled to any compensation for loss of office save that in the event their tenure of office is terminated by the Company (other than in certain circumstances including those related to gross misconduct and a material breach of the terms of their letter of appointment) at a date earlier than the Initial Period. In such circumstances, a Non-Executive Director would normally be entitled to the continued payment of their fees, on the same basis had they continued in office until the end of the Initial Period.
Equity awards to Non-Executive Directors vest subject to continued service as a director. Therefore, on termination of appointment, any unvested equity awards granted to a Non-Executive Director would lapse. The exercise period for any vested but unexercised options would be reduced, unless otherwise determined, to twelve months from the date of cessation of office.
Executive Directors
Executive Directors typically have employment agreements under which, other than by termination in accordance with the terms of these agreements, employment continues indefinitely. The notice period for Executive Directors would not normally exceed twelve months. Generally, in the event of termination of employment, an Executive Directors’ service agreement would provide for continued payment of base salary and benefits for a period not normally exceeding twelve months. The Company may elect to make such payment either in monthly installments or as a lump sum.
Mr. William Enright is the only current Executive Director. He entered into a service agreement with the Company on 12 April 2021, and was appointed as Executive Director on 22 March 2021.
In the event that Mr. William Enright’s employment is terminated by the Company without cause or if Mr. William Enright resigns for good reason, subject to the execution and effectiveness of a separation agreement (including a general release of claims in the Company’s favour), he would be entitled to receive an amount equal to twelve months of his base salary, payable over a twelve-month period following his termination.
In addition, his employment agreement provides that if he is participating in the group health plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage will be at the same rate as if he were an active employee, until the earliest of (i) the twelve month anniversary of his termination; (ii) he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (iii) the cessation of his continuation rights under COBRA.
In respect of any variable compensation, treatment on termination of employment would be as set out below. Equity awards would be treated in accordance with the rules of the relevant plan.
Annual cash bonus
Payment of any bonus will be determined by the Committee taking into account the terms of the relevant employment agreement. Payment will also consider the circumstances of the relevant individual’s departure and contribution to the business during the relevant financial year as well as their time in role.
In the case of Mr. William Enright, his employment agreement provides that, in certain circumstances, if his termination of employment occurs following completion of the calendar year but prior to payment of the annual cash bonus, he would be entitled to receive such bonus.

Equity awards
If an Executive Director ceases employment with the Group before the release date of a restricted share unit or the exercise of an option or share appreciation right, as a result of death or any other reason other than by reason of misconduct, to the extent that the award had not previously vested, it would vest and be released to the individual (or in the case of an option of share appreciation right, shall become exercisable) to the extent determined by the Committee, which may take into account such factors as it considers appropriate including (but not limited to):
•
the proportion of the period that has elapsed between the grant date and date when the award (or part of the award) would have vested had the participant remained in employment; and

•
the extent to which any conditions applying to the award (e.g., performance conditions) have been met.

The exercise period for any vested but unexercised option or share appreciation right would be reduced, unless otherwise determined, to twelve months from the date of cessation of employment.
If a Participant ceases to be a director or employee of a Group by reason of misconduct, before the release date of a restricted share unit or the exercise of an option or share appreciation right, the award, whether vested or not, shall lapse immediately.

The Company may also pay an amount considered to be reasonable by the Committee in respect of fees for legal and/or professional advice in connection with their cessation of office or employment of a departing Director and/or for outplacement support. The Committee reserves the right to make additional payments on termination of employment if considered appropriate.

Change of control
The rules of the Company’s equity plans also make provision for the treatment of awards in respect of corporate activity, including a change of control of the Company. In such circumstances, the Committee would act in accordance with the rules of the relevant plan and the terms of specific awards, and may take into account such factors as it considers appropriate including (but not limited to) the proportion of the period that has elapsed between the grant date and date when the award (or part of an award) would have vested, and the extent to which any conditions applying to the award have been met.
In the case of Mr. William Enright, his employment agreement provides that, in lieu of the payments described above in respect of salary, benefits, and annual cash bonus, in the event that Mr. William Enright’s employment is terminated by the Company without cause or he resigns for good reason, in either case within twelve months following a change in control, subject to the execution and effectiveness of a general release of claims in the Company’s favour, he will be entitled to receive:
•
a lump sum cash payment equal to 1.5 times the sum of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher); and

•
continuation of group health coverage (provided he is participating in the group health plans immediately prior to his termination and elects COBRA health continuation) at the same rate as if he were an active employee, until the earliest of (i) the eighteenth month anniversary of his termination; (ii) he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (iii) the cessation of his continuation rights under COBRA.

Mr. William Enright’s employment agreement further provides that in the event Mr. William Enright’s employment is terminated by us without cause or Mr. Enright resigns for good reason, in either case within twelve months following a change in control, then any outstanding time-based equity awards shall immediately accelerate and become fully vested and exercisable or non-forfeitable on the date of termination.
Policy for the remuneration of employees and consideration of employment conditions elsewhere in the Company
The Company aims to provide all employees with a remuneration package that is competitive and which is appropriate to promote the long-term success of the Company, while not paying more than is necessary. Generally, all employees will receive a base salary, benefits and a discretionary bonus subject to performance. In respect of the Executive Director and other members of the senior management team, the compensation package is more heavily weighted towards variable pay and a greater proportion is delivered in equity. The Employee Share Purchase Plan, in which the majority of the Company’s employees can participate, was introduced to encourage share ownership throughout the Company.
The Committee does not formally consult with employees when determining Executive Director compensation, but does consider compensation arrangements for the broader employee population when setting the pay for the Executive Director, for example, the employee salary budget.
Consideration of shareholder views
This is the first Policy to be subject to a vote of the Company’s shareholders. The views of the Company’s shareholders are important, and the Committee welcomes any feedback from shareholders or their advisors on the Company’s remuneration arrangements. Any feedback received will be considered by the Committee as it develops the Company’s remuneration framework and practices going forward.

VACCITECH PLC
Form of Proxy for the 2022 Annual General Meeting
This proxy is solicited by the Board of Directors
I/We
(name in full in block capitals)
of

being a member/members of Vaccitech plc (the “Company”) hereby appoint the Chair of the meeting (see note 1 below)
as my/our proxy to attend, speak and vote for me/us and on my/our behalf in relation to all ordinary shares of the Company that I/we am/are entitled to vote (unless otherwise specified in accordance with note 6 below) at the Annual General Meeting of the Company to be held at Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY on Wednesday 15 June 2022 at 1:00 p.m., (London Time) and at any adjournment thereof, on the following resolutions as indicated by an ‘X’ in the appropriate box:
Ordinary Resolutions	For	Against	Withheld (See note 9)
1. To re-elect as a director, Pierre A. Morgon, who retires by rotation in accordance with the Company’s Articles of Association	☐	☐	☐
2. To re-elect as a director, Joseph C. F. Scheeren, who retires by rotation in accordance with the Company’s Articles of Association	☐	☐	☐
3. To appoint PricewaterhouseCoopers LLP as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders	☐	☐	☐
4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022	☐	☐	☐
5. To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2022	☐	☐	☐
6.
To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2021 and to note that the Company’s directors do not recommend the payment of any dividend for the fiscal year ended December 31, 2021

	☐	☐	☐
7. To approve the Company’s directors’ remuneration policy, which is set forth in the Company’s annual report	☐	☐	☐
8. To receive and approve on an advisory basis the Company’s U.K. statutory directors’ remuneration report for the fiscal year ended December 31, 2021	☐	☐	☐
Signature   Dated   2022
Notes:
1.   You may if you wish strike out the words “Chair of the meeting” and insert the name of some other person to act as your proxy in the space provided. All amendments to this form must be initialed. If you sign and return this form with no name inserted in the space the Chair of the meeting will be deemed to be your proxy. A proxy need not be a member of the Company but must attend the Meeting. Where someone other than the Chair is appointed as a proxy the member appointing him/her is responsible for ensuring that they attend the Meeting and are aware of his/her voting intentions. If a member wishes his/her proxy to speak on his/her behalf at the Meeting, he/she will need to appoint someone other than the Chair and give his/her instructions directly to them.

2.   A member entitled to attend, speak and vote at the Meeting is entitled to appoint a proxy or proxies to exercise all or any of his/her rights to attend, speak and to vote at the Meeting instead of him/her. A proxy can only be appointed by following the procedure set out in these notes and the notes to the Notice of Annual General Meeting.
3.   Completion and return of a form of proxy will not preclude a member from attending, speaking and voting at the Meeting or any adjournment thereof in person. If a proxy is appointed and the member attends the Meeting in person the proxy appointment will automatically be terminated.
4.   To be valid this form of proxy must be completed and lodged with the Registrars of the Company, Computershare, The Pavilions, Bridgwater Road, Bristol BS13 8AE, United Kingdom not less than 48 hours (excluding non-business days) before the time fixed for the Meeting and in the event of adjournment not less than 48 hours (excluding non-working days) before the time fixed for the Meeting together with, if appropriate, the power of attorney or other authority (if any) under which it is signed or a notarially certified or office copy of such power or authority. In the case of a member which is a company, the proxy form must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company.
5.   In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.
6.   A member may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares. A member may not appoint more than one proxy to exercise rights attached to any one share. To appoint more than one proxy, please sign and date the form of proxy and attach a schedule listing the names and addresses (in block letters) of all of your proxies, the number of shares in respect of which each proxy is appointed (which, in aggregate, should not exceed the number of shares held by you) and indicating how you wish each proxy to vote or abstain from voting. If you wish to appoint the Chair as one of your multiple proxies, simply write “the Chair of the Meeting”.
7.   If a member submits more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence.
8.   The appointment under this form of proxy may be terminated by the member prior to the commencement of the meeting (or any adjournment of the meeting). To be valid, the notice of termination of the authority of the person appointed to act as proxy must be deposited at the offices of the Company’s registrar, Computershare, The Pavilions, Bridgwater Road, Bristol BS13 8AE, United Kingdom not less than 48 hours (not including non-business days) before the time fixed for the holding of the Annual General Meeting or any adjournment thereof (as the case may be).
9.   Please indicate with an “X” in the appropriate boxes how you wish your votes on the resolutions to be cast. Unless otherwise instructed, your proxy may vote or abstain from voting as he/she thinks fit. If you select “Discretion” or fail to select any of the given options your proxy can vote as he/she chooses or can decide not to vote at all. The proxy can also do this on any other resolution that is put to the meeting. The vote “Withheld” option is to enable you to abstain on any particular resolution. A vote withheld is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution. If no voting indication is given, your proxy will vote or abstain from voting at his/her discretion.
10.   You may not use any electronic address provided in this proxy form to communicate with the Company for any purposes other than those expressly stated.
11.   Only those members registered in the register of members of the Company at 6:30 p.m. London Time (1:30 p.m. Eastern Time) on June 13, 2022 will be entitled to attend and vote (whether in person or by proxy) at the Annual General Meeting in respect of the number of ordinary shares registered in their name at the time.

The shares represented by this proxy, when properly executed, will be voted in accordance with the specifications indicated herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

19595 Vaccitech plc VIF Proof 4_____________________________________ __________________________Please Sign Here Please Date Above_____________________________________ __________________________Please Sign Here Please Date AbovePlease separate carefully at the perforation and return just this portion in the envelope provided. Authorized Signatures - This section must becompleted for your instructions to be executed.EVENT #CLIENT #All votes must be received by 5:00 p.m. London Time(12:00 p.m. Eastern Time) on Tuesday, June 9, 2022.Copyright © 2022 Mediant Communications Inc. All Rights ReservedPROXY TABULATOR FORVACCITECH PLCP.O. BOX 8016CARY, NC 27512-9903For Against Withheld1. To re-elect as a director Pierre A. Morgon, who retiresby rotation in accordance with the Company’s Articles ofAssociation.2. To re-elect as a director Joseph C. F. Scheeren, who retiresby rotation in accordance with the Company’s Articles ofAssociation.3. To appoint PricewaterhouseCoopers LLP as U.K. statutoryauditors of the Company, to hold office until the conclusion ofthe next annual general meeting of shareholders.4. To ratify the appointment of PricewaterhouseCoopers LLP asthe Company’s independent registered public accounting firmfor the fiscal year ending December 31, 2022.5. To authorize the Audit Committee to determine the Company’sauditors’ remuneration for the fiscal year ending December 31,2022.6. To receive the U.K. statutory annual accounts and reports forthe fiscal year ended December 31, 2021 and to note that theCompany’s directors do not recommend the payment of anydividend for the fiscal year ended December 31, 2021.7. To approve the Company’s directors’ remuneration policy,which is set forth in Annex A to the Company’s proxy statement.8. To receive and approve on an advisory basis the Company’sU.K. statutory directors’ remuneration report for the fiscal yearended December 31, 2021, which is set forth in Annex A to theCompany’s proxy statement.THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”PROPOSALS 1 THROUGH 8• Mark, sign and date your Voting Instruction Form.• Detach your Voting Instruction Form.• Return your Voting Instruction Form in thepostage-paid envelope provided.MAIL2022 Annual General Meeting ofVaccitech plcto be held on Wednesday, June 15, 2022for Holders as of Friday, May 6, 2022Resolutions This proxy is solicited on behalf of the Board of Directors of Vaccitech plc2022 Annual General Meeting ofVaccitech plcDate: Wednesday, June 15, 2022 at 1:00 p.m. London Time (8:00 a.m. Eastern Time)See Voting Instruction On Reverse Side.Please make your marks like this: x Use pen only19595 Vaccitech plc VIF.indd 1 5/11/2022 1:24:34 PM22-15398-1 C1.1 P87

19595 Vaccitech plc VIF Proof 4Vaccitech plcInstructions to THE BANK OF NEW YORK MELLON, as Depositary(Must be received prior to 5:00 p.m. London Time(12:00 p.m. Eastern Time) on Tuesday, June 9, 2022)The reverse side registered owner of American Depositary Shares (“Shares”)herebyrequests and instructs The Bank of New York Mellon, as Depositary, through its custodian(“Agent”), to endeavor, in so far as practicable, to vote or cause to be voted the ordinaryshares in custody (“Deposited Securities”) represented by such Share(s) of Vaccitech plc,registered in the name on the reverse side on the books of the Depositary as of the closeof business on Friday, May 6, 2022 at the Annual General Meeting of Vaccitech plc to beheld on Wednesday, June 15, 2022, in respect of the resolutions specified on the reversehereof.NOTES:1. Instructions as to voting on the specified resolutions should be indicated by an“X” in the appropriate box.2. The Depositary shall not vote or attempt to exercise the right to vote that attachesto the Shares of Deposited Securities other than in accordance with suchinstructions.(Continued and to be marked, dated and signed, on the other side)PROXY TABULATOR FORVACCITECH PLCP.O. Box 8016CARY, NC 27512-990319595 Vaccitech plc VIF.indd 2 5/11/2022 1:24:34 PM22-15398-1 C1.1 P88